SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

COAST FINANCIAL HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

COAST FINANCIAL HOLDINGS, INC.

2412 Cortez Road West

Bradenton, Florida 34207

April 1, 2004

Dear Shareholder:

On behalf of the Board of Directors, we cordially invite you to attend the 2004 Annual Meeting of Shareholders of Coast Financial Holdings, Inc. (the “Company”) which will be held at the Manatee Convention Center located at One Haben Boulevard, Palmetto, Florida 34221 on Tuesday, May 18, 2004, at 10:00 a.m. local time.

At the Annual Meeting, shareholders will be asked: (i) to elect eight directors as members of the Board of Directors of the Company, (ii) to approve and ratify amendments to the Company’s 2003 Stock Option Plan, and (iii) to transact such other business which is properly brought up at the Annual Meeting or any adjournment thereof. On the following pages you will find the Notice of the Annual Meeting of Shareholders and the Proxy Statement giving information concerning matters to be acted upon at the meeting. Of course, we will be present at the Annual Meeting to answer any questions you might have.

I sincerely hope you will be able to attend the Annual Meeting. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED. Accordingly, please sign, date, and return the enclosed proxy which will indicate your vote upon the various matters to be considered. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

We thank you for your support and look forward to seeing you at the Annual Meeting.

Very truly yours,

Brian P. Peters
President and Chief Executive Officer

COAST FINANCIAL HOLDINGS, INC.

2412 Cortez Road West

Bradenton, Florida 34207

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 18, 2004

TO THE SHAREHOLDERS OF COAST FINANCIAL HOLDINGS, INC.:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of the Shareholders of Coast Financial Holdings, Inc., a Florida corporation (the “Company”), will be held at the Manatee Convention Center located at One Haben Boulevard, Palmetto, Florida 34221 on Tuesday, May 18, 2004, at 10 a.m. local time, to consider and act on the following matters:

1.	Election of eight directors to serve as members of the Board of Directors of the Company;

2.	Approval and ratification of amendments to the Coast Financial Holdings, Inc. 2003 Stock Option Plan; and

3.	Such other business as may properly come before the meeting or adjournment thereof.

Only shareholders of record at the close of business on March 19, 2004, are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments thereof. Each shareholder, even though he or she may presently intend to attend the Annual Meeting, is requested to execute and date the enclosed proxy and to return it without delay in the enclosed postage-paid envelope. Any shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person on each matter brought before the Annual Meeting.

By Order of the Board of Directors

Brian F. Grimes
Secretary

Bradenton, Florida

April 1, 2004

COAST FINANCIAL HOLDINGS, INC.

2412 Cortez Road West

Bradenton, Florida 34207

PROXY STATEMENT

2004 ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 18, 2004

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Coast Financial Holdings, Inc., a Florida corporation (the “Company”), of proxies to be voted at the 2004 Annual Meeting of Shareholders to be held on Tuesday, May 18, 2004, at 10:00 a.m. local time (the “Annual Meeting”), and at any adjournment thereof. The Annual Meeting will be held at the Manatee Convention Center located at One Haben Boulevard, Palmetto, Florida 34221.

At the Annual Meeting, shareholders will be asked to consider and vote on the election of eight directors to serve as members of the Board of Directors of the Company, the approval and ratification of amendments to the Coast Financial Holdings, Inc. 2003 Stock Option Plan, and such other business as may properly come before the meeting.

This Proxy Statement and the enclosed form of proxy are first being sent to shareholders, together with the Notice of Annual Meeting, on or about April 1, 2004.

Shareholders are urged to complete, date, and sign the accompanying form of proxy and return it promptly in the envelope provided with these materials. No postage is necessary if the proxy is mailed in the United States in the accompanying envelope.

PROXIES AND VOTING AT THE MEETING

Record Date and Voting Rights

The Board of Directors has fixed the close of business on March 19, 2004 as the record date (the “Record Date”) for the determination of the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of the Record Date, the Company had issued and outstanding approximately 3,747,450 shares of common stock, $5.00 par value per share (“Common Stock”), constituting the Company’s only class of stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date entitles the record holder to cast one vote with respect to each matter to be voted upon at the Annual Meeting. The presence of a majority of the Company’s outstanding Common Stock as of the Record Date, in person or represented by proxy, will constitute a quorum at the Annual Meeting.

Directors are elected by a plurality of the votes cast at a meeting in which a quorum is present. In connection with the election of directors, votes may be cast in favor of or withheld from each nominee. Votes withheld from director nominees will be counted in determining whether a quorum has been reached. However, since directors are elected by a plurality, a vote against a director and votes withheld from a nominee or nominees generally will not affect the outcome of the election.

Approval of other matters submitted to shareholders at a meeting where a quorum is present requires that the votes cast in favor of the action exceed the votes cast opposing the action, unless the Company’s articles of incorporation or bylaws or state law requires a greater number of votes.

In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum; but since they are neither a vote cast in favor of nor a vote cast opposing a proposed action, abstentions and broker non-votes typically will not be counted as a vote cast on any routine matter. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter. Therefore, since directors are elected under Florida law by a plurality of the votes cast at a meeting where a quorum is present, abstentions and broker non-votes will have no impact on the outcome of the vote taken with respect to the election of directors.

Voting and Revocation of Proxies

All properly executed proxies received prior to or at the Annual Meeting will be voted in accordance with the instructions indicated on such proxies, if any. If no instructions are indicated with respect to any shares for which properly executed proxies have been received, such proxies will be voted FOR the election of the Board of Directors’ nominees for directors and FOR approval and ratification of amendments to the Coast Financial Holdings, Inc. 2003 Stock Option Plan. The Company is not aware of any matter to be presented at the Annual Meeting other than those matters described in the Notice of Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting for consideration, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

Any shareholder giving a proxy may revoke it at any time before it is exercised by duly executing and submitting a later-dated proxy, by delivering written notice of revocation to the Company which is received at or before the Annual Meeting, or by voting in person at the Annual Meeting (although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of the proxy). Any written notice revoking a proxy should be sent to the Secretary of the Company at the Company’s principal executive offices, located at the address set forth above.

PROPOSAL I

ELECTION OF DIRECTORS

In accordance with the Company’s Bylaws, the Board of Directors has fixed the number of directors to be elected at the Annual Meeting at eight. Each of the nominees identified below currently are directors of the Company. Each nominee is standing for election as a director of the Company to hold office until the 2005 Annual Meeting of Shareholders and until his successor has been duly elected and qualified.

It is intended that the proxies received from shareholders, unless contrary instructions are given therein, will be voted FOR the election of the nominees named below, each of whom has consented to being named herein and has indicated their intention to serve if elected. If any nominee for any reason should become unavailable for election or if a vacancy should occur before the election, it is intended that the shares represented by the proxies will be voted for such other person as the Company’s Board of Directors shall designate to replace such nominee. The Board of Directors has no reason to believe that any of the nominees will not be available or prove unable to serve if so elected.

Nominees for Director

The age of each nominee, their positions and offices with the Company and its wholly-owned subsidiary, Coast Bank of Florida (“Coast Bank”), their term of office as a director, their business experience during the past five years or more, and additional biographical data is set forth below. Information with respect to the nominees is as of March 1, 2004, except as otherwise stated.

Name	Age	Position with the Company and Coast Bank (1)
James K. Toomey	38	Chairman of the Board
Michael T. Ruffino	57	Vice Chairman of the Board
Brian P. Peters	41	President and Chief Executive Officer of the Company and Coast Bank and Director
Joseph Gigliotti.	64	Director
Kennedy Legler, III.	55	Director
Paul G. Nobbs	48	Director
Thomas M. O’Brien	52	Director
John R. (“Jack”) Reinemeyer.	65	Director

(1)	The board of directors of Coast Bank is identical to that of the Company.

All directors of the Company hold office until the earlier of the next annual meeting of the shareholders and until their successors have been duly elected and qualified, or their death, resignation, or removal.

James K. Toomey has served as a director of the Company since its inception and as a director of Coast Bank since April 2000. Mr. Toomey has been the Chairman of the Board of Directors of both the Company and the Bank since July 2003. Previously, Mr. Toomey served in various positions for Knight-Ridder/Bradenton Herald from August 1990 to September 1997. Since September 1997, Mr. Toomey’s business interests have been focused towards commercial shopping development and investments. He is a life-long Florida native and is the co-owner of two real estate development companies in Manatee County. He has served as a director of the Lemur Conservation Foundation since March 2002. Mr. Toomey earned a Bachelor of Arts Degree in Economics from Rollins College, Winter Park, Florida in 1988 and in 1990 he earned a MBA degree from Crummer Graduate School, Rollins College.

Michael T. Ruffino has served as a director of the Company since its inception and as a director of Coast Bank since April 2000. Mr. Ruffino has lived in Manatee County for 22 years and since 1985 has served as the President of Manatee Pinellas Title Company, the largest independently owned title company in

Manatee County. He also is the President and owner of Title Solutions, Inc., an imaging business located in Bradenton, Florida. Mr. Ruffino’s civic activities have included being a Director of Manatee County Chamber of Commerce and President of the South Manatee County Sertoma Club.

Brian P. Peters has been President, Chief Executive Officer and a director of the Company and Coast Bank since February 2004. From the Company’s inception to February 2004, Mr. Peters served as the Company’s Chief Financial Officer and Executive Vice President. Mr. Peters served as Coast Bank’s President and Chief Operating Officer from December 2003 to February 2004 and Coast Bank’s Executive Vice President and Chief Financial Officer from June 2002 until December 2003. From 1997 to 2002, Mr. Peters served as Senior Vice President and Controller for Republic Bank, St. Petersburg, Florida and from 1995 to 1997 he served as Chief Financial Officer of American Bancshares, Inc., and as Senior Vice President and Chief Financial Officer of American Bank, Bradenton, Florida, the wholly-owned banking subsidiary of American Bancshares, Inc. Mr. Peters received his MBA from Regis University, Denver, Colorado and his B.A. from Eckerd College, St. Petersburg, Florida. He has in excess of 20 years experience in banking.

Joseph Gigliotti has been a director of the Company since its inception and a director of Coast Bank since July 2000. Mr. Gigliotti has been a resident of Manatee County since 1958 and has been the President of Gigliotti Contracting, Inc. located in Palmetto, Florida and Gigliotti Contracting North, Inc. in New Port Richey, Florida since 1966. His civic duties include serving on the Advisory Board for the Manatee County Sheriff’s Department, serving as an officer of the One Hundred Club of Manatee County and a member of the Goldstar Club and the Manatee County Chamber of Commerce.

Kennedy Legler, III has served as a director of the Company since its inception and as a director of Coast Bank since October 2000. Mr. Legler has practiced law for over 20 years and is currently practicing as an attorney with the law firm of Legler & Flynn. He holds a Bachelor of Arts degree in Business and Government from Otterbein College and holds a Juris Doctorate degree from the University of Dayton School of Law. Mr. Legler has an extensive history of community service including formerly serving as President of the American Heart Association, Regional Division and a member of the Board of Directors of the Deaf Service Center of Manatee/Sarasota Counties.

Paul G. Nobbs has served as a director of the Company since its inception and as a director of Coast Bank since December 2003. Mr. Nobbs was a consultant to Knickerbocker, LLC, a private investment company, from August 2003 to February 2004. Mr. Nobbs served as a managing director of Knickerbocker, LLC from September 1998 to August 2003, where he was responsible for evaluating and managing private investments. From 1997 to 1998, he served as a Vice President and Assistant Corporate Controller of Beneficial Corp., a consumer finance company. Mr. Nobbs received his Bachelor of Science degree in Accounting from Montclair State University in 1978 and he is a Certified Public Accountant.

Thomas M. O’Brien has been a director of the Company since its inception and a director of Coast Bank since April 2000. Mr. O’Brien is the President of C&D Fruit and Vegetable, a produce growing and shipping company that he has been affiliated with since 1978. He also is a co-owner of the following West Florida companies: North River Vegetable, Trio Farms, Manatee Logistics, Produce Dynamics, NR Investments of Manatee, LLC, and Incredible Fresh Wholesale Seafood of Miami.

John R. (“Jack”) Reinemeyer has served as a director of the Company since its inception and as a director of Coast Bank since July 2000. Mr. Reinemeyer is a Certified Public Accountant and has served as the Chairman and Chief Executive Officer of Reinemeyer & Reinemeyer P.A., an accounting firm, since 1960. Mr. Reinemeyer also serves as a director of Susan Reinemeyer Studios, Inc., a sculpting studio, and as the Chairman and Chief Executive Officer of the following companies: (i) Paymaster Service Corp., a payroll processing company; (ii) Flying E. Ranch, Inc., a hay and certified red angus cattle operation company; (iii) Bay Leasing & Finance, Inc., an equipment and finance company; and (iv) Reinemeyer Data Centers, Inc., a holding company for his corporations. Prior to relocating from Ohio to Florida in 1980, Mr. Reinemeyer was President and Chief Executive Officer of Huntsville State Bank in Huntsville, Ohio.

There is no family relationship between any of Company’s directors, nominees to serve as directors, or executive officers. There are no arrangements between any director or director nominee of the Company and any other person pursuant to which he was, or will be, selected as a director.

Board Meetings and Director Independence

During 2003, the Board of Directors of the Company held a total of 12 meetings. In addition certain directors attended meetings of standing committees. All incumbent directors, except for Mr. Batsel and Dr. Hudson, attended at least 75% of the total number of meetings of the Board of Directors and the respective committees on which they serve.

The Company invites and encourages, but does not require, its directors to attend the Company’s annual shareholder meetings. This is the first annual meeting of the Company’s shareholders. Approximately 80% of Coast Bank’s Board of Directors attended Coast Bank’s 2002 Annual Meeting of Shareholders.

The Board of Directors has determined that nine of its eleven current members and six of its eight director nominees satisfy the independence requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market (“Nasdaq”). In particular, the Board of Directors has determined, in its business judgment, that all of the Company’s directors and director nominees, except Messrs. Peters and Toomey, are independent directors.

Board Committees

The Company’s Board of Directors maintains four standing committees: an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee, and an Executive Committee. The board of directors has adopted a written charter for the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee. The full text of each charter and the Company’s Corporate Governance Guidelines are available on the Company’s website located at www.coastbankflorida.com. In addition, a copy of the Company’s Audit Committee Charter is attached to this Proxy Statement as Appendix A. Members of these committees are elected annually at the Board of Directors meeting following the annual meeting of shareholders.

Audit Committee. The Audit Committee, comprised of Messrs. Batsel, Legler, Nobbs, and Reinemeyer, and Dr. Hudson, held 3 meetings during the 2003 fiscal year. The Audit Committee is responsible for ensuring that an adequate audit program and controls exist and its duties include: (i) the engagement, discharge, and oversight of the Company’s independent public accountants, (ii) meeting with the independent public accountants to review the plans and results of the audit engagement, to review all reports of independent auditors and bank regulatory examinations, and to respond to such reports, (iii) approving the services to be performed by the independent public accountants and giving consideration to the range of the audit and non-audit fees, (iv) reviewing and approving all related-party transactions, (v) establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters, and (vi) reviewing the scope and results of the internal and external audit procedures of the Company and its subsidiaries.

Each member of the Audit Committee (a) satisfies the independence requirements of the SEC, Nasdaq, and the Company’s Audit Committee Charter, (b) has not participated in the preparation of the financial statements of the Company or any subsidiary at any time during the past three years, and (c) is able to read and understand fundamental financial statements. The Board of Directors has determined that John R. Reinemeyer, the Chairman of the Audit Committee, is “financially sophisticated” and qualifies as an “audit committee financial expert” under Nasdaq’s rules and the SEC’s regulations, respectively. Additional information regarding the functions performed by the Audit Committee and its membership is set forth in the “Report of Audit Committee” included below.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting and recommending to the Board of Directors nominees for election as directors. The Nominating and Corporate Governance Committee considers recommendations for director nominees from a wide variety of sources, including members of the Board of Directors, business contacts, community leaders, and members of management. The Nominating and Corporate Governance Committee also considers shareholder recommendations for director nominees that are properly received in accordance with the Company’s Bylaws and the applicable rules and regulations of the SEC.

The Board of Directors believes that all of its directors shall have the highest personal integrity and have a record of exceptional ability and judgment. The Board of Directors also believes that its directors should ideally reflect a mix of experiences and other qualifications. There is no firm requirement of minimum qualifications or skill that candidates must possess. The Nominating and Corporate Governance Committee evaluates director candidates based on a number of qualifications, including their independence, age, skill, integrity, experience, time availability, financial literacy, and for incumbent directors, their past performance and attendance record.

Shareholders may nominate persons for election as directors at an annual shareholders’ meeting if such nominations are made in accordance with the procedures set forth in the Company’s Bylaws. The Bylaws require, among other things, that written notice of such nominations must be given to the Company’s Secretary no later than the close of business on the 120th calendar day in advance of the first anniversary date of the release of the Company’s proxy statement in connection with the preceding year’s annual meeting of shareholders (with certain exceptions). For a description of the full procedure governing such nominations, reference is made to the Bylaws, a copy of which is available from the Secretary of the Company. The Nominating and Corporate Governance Committee, comprised of Messrs. Barkocy, O’Brien, and Ruffino, did not hold any meetings during the 2003 fiscal year. However, this Committee has meet during the current fiscal year and recommended the nominees for directors submitted in this Proxy Statement. Each member of the Nominating and Corporate Governance Committee satisfies the independence requirements of Nasdaq, the SEC, and the Company’s Nominating and Corporate Governance Committee Charter.

Compensation Committee. The Compensation Committee of the Board of Directors is responsible for evaluating the performance of the Company’s Chief Executive Officer and, based on such evaluation, recommending to the Board of Directors the Chief Executive Officer’s compensation level. In addition, the Compensation Committee is responsible for reviewing and approving the Company’s compensation policies and the compensation of executive officers. The Compensation Committee which is comprised of Messrs. Barkocy, Batsel, Legler, O’Brien, and Reinemeyer met 5 times during the 2003 fiscal year. Each member of the Compensation Committee satisfies the independence requirements of Nasdaq, the SEC, and the Company’s Compensation Committee Charter.

Executive Committee. The Executive Committee of the Board of Directors is empowered to act on behalf of, and to exercise all the powers of, the full Board of Directors in the management of the business and affairs of the Company when the Board of Directors is not in session, except to the extent limited by the Company’s Articles of Incorporation or Bylaws, or by Florida law. The Executive Committee, which is comprised of Messrs. Gigliotti, Legler, Ruffino, Toomey, and Peters met 2 times during the 2003 fiscal year.

Audit Committee Report

The audited financial statements of the Company at and for the three year period ended on December 31, 2003, are included in the 2003 Annual Report. The Audit Committee oversees the Company’s financial reporting process and the independent audit of the annual consolidated financial statements. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter at least annually.

The Company, acting through its management and Board of Directors, has the primary responsibility for the financial statements and reporting process, including the systems of internal accounting controls. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, the financial reporting process, and internal controls. Hacker Johnson & Smith, P.A., independent auditors engaged by the Company, are responsible for auditing the Company’s annual financial statements and expressing their opinion thereon in accordance with auditing standards and accounting principles generally accepted in the United States of America.

In performing its oversight function, the Audit Committee has reviewed the audited financial statements with the Company’s management, including a discussion of the quality, not just the acceptability, of the accounting principles used, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee also has reviewed with Hacker Johnson & Smith, P.A., its judgments as to the quality and acceptability of the Company’s accounting principles. Management and Hacker Johnson & Smith, P.A. have advised the Audit Committee that the Company’s consolidated financial statements were fairly stated in accordance with generally accepted accounting principles. The Audit Committee discussed with Hacker Johnson & Smith, P.A., matters covered by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee also discussed with Hacker Johnson & Smith, P.A. its independence from the Company and management, including those matters in Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the letter and disclosures from Hacker Johnson & Smith, P.A. to the Audit Committee pursuant to Independence Standards Board Standard No. 1. The Audit Committee confirmed that Hacker Johnson & Smith, P.A. has not provided any non-audit services to the Company during the 2003 fiscal year.

In addition, the Audit Committee discussed with the Company’s internal auditors and Hacker Johnson & Smith, P.A. the overall scope and plans for their respective audits. The Audit Committee conferred with Hacker Johnson & Smith, P.A., with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2003 with management, its internal auditors, and Hacker Johnson & Smith, P.A. Based on the reviews and the discussions referred to above, in reliance on management and Hacker Johnson & Smith, P.A., and subject to the limitations of the role of the Audit Committee, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 filed with the SEC. The Audit Committee also has approved the appointment of Hacker Johnson & Smith, P.A. to audit the Company’s financial statements for its 2004 fiscal year.

This report is respectfully submitted by:
AUDIT COMMITTEE:

John R. Reinemeyer, Chairman	Bruce W. Hudson, M.D.
Paul G. Nobbs, Vice Chairman	Kennedy Legler, III
C. Guy Batsel

Code of Conduct and Ethics

The Nominating and Corporate Governance Committee has prepared, and intends to submit to the Board of Directors for its adoption, the Coast Financial Holdings, Inc. Code of Conduct and Ethics (the “Ethics Code”). The Ethics Code, which is expected to be approved in April 2004, will apply to all of the Company’s directors, officers, and employees, including the Company’s Chief Executive Officer, Chief Financial Officer,

Principal Accounting Officer, and other senior financial officers. The Ethics Code will satisfy the definition of “code of ethics” under the SEC’s rules and regulations. The Nominating and Corporate Governance Committee will monitor, oversee and review compliance by the Company’s directors, officers, and employees with the Ethics Code. Upon its adoption, the Ethics Code will be available on the Company’s website located at www.coastbankflorida.com.

Shareholder Communications with Directors

The Board of Directors has adopted a process to facilitate written communications by shareholders to the Board of Directors. Persons wishing to write to the Board of Directors of the Company or to a specific director or committee should send such correspondence to the Company’s Secretary at 2412 Cortez Road West, Bradenton, Florida 34217. Communications are sent as soon practicable to the director or committee to whom they are addressed, or if addressed to the Board of Directors generally, to the Chairman of the Nominating and Corporate Governance Committee.

Compensation of Directors

Directors currently receive no cash fees or payments for attendance at board of director or committee meetings of the Company or Coast Bank. From January 1, 2003 to June 30, 2003, each director received a retainer of $500 per month, except for the Chairman of the Board who received a retainer of $1,000 per month, and a fee of $250 per board meeting attended and $125 per committee meeting attended. Directors are eligible to receive options under the Coast Financial Holdings, Inc. 2003 Amended and Restated Stock Option Plan and, on December 17, 2003, each non-employee director was awarded currently exercisable options to purchase 19,000 shares of our Common Stock under the plan at an exercise price of $14.50 per share.

The Board of Directors recommends a vote FOR

the election of all 8 nominees.

PROPOSAL 2

APPROVAL AND RATIFICATION

OF THE AMENDMENTS TO

THE 2003 STOCK OPTION PLAN

On September 3, 2003, the Board of Directors approved the following amendments to (the “Plan Amendments”), and the restatement of, the Coast Financial Holdings, Inc. 2003 Stock Option Plan (the “Plan”):

•	The maximum number of shares of Common Stock available for issuance under the Plan was increased from 120,000 to 405,000 shares of Common Stock.

•	The maximum number of shares of Common Stock which may be awarded and issued under the Plan to any single person was increased from 30,000 to 100,000 shares of Common Stock.

Although the number of shares of Common Stock available for issuance under the Plan has been increased to 405,000 shares, shareholder approval of the Plan Amendments is necessary under the Internal Revenue Code of 1986, as amended, as a condition to the issuance of incentive stock options under the Plan for shares in excess of the original 120,000 shares and to qualify the Plan for certain exemptions available under Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”). Accordingly, at the Annual Meeting, shareholders will be asked to consider and vote on the approval and ratification of the Plan Amendments.

Background

On December 11, 2002, the Company’s Board of Directors and sole shareholder adopted the Plan. The Plan permits the grant of both incentive and non-qualified stock options to officers, directors, and employees of the Company and its subsidiaries and was designed to strengthen the Company’s ability to attract and retain the services of experienced and knowledgeable officers, directors, and employees.

In early August 2003, the Company determined that it was necessary to raise additional capital and engaged the services of an underwriter for purposes of conducting an initial public offering of the Common Stock. During the registration process, while evaluating the Company’s equity structure, the Company and the underwriter were advised that the options available for issuance under the Plan were nearly exhausted. In particular, as of August 1, 2003, there were only approximately 14,600 shares available for issuance under the Plan.

The Board of Directors determined that it was in the best interests of the Company and its current and future shareholders for it to amend the Plan in order to increase the number of shares available for issuance thereunder. The Company discussed its proposal to amend the Plan with the underwriter. Because of the historical growth of the Company, its plans for future growth, and the anticipated availability of funds from the initial public offering to fund such growth (including the opening of new branches and hiring of additional personnel), the underwriter agreed that the number of shares available under the Plan should be increased. However, the underwriter also expressed a desire to prevent any excessive dilution that might result from having an overly large number of shares available for issuance under the Plan. The Company and the underwriter discussed these competing issues in detail and reached an arms-length agreement that an increase in the number of shares available under the Plan from 120,000 up to 405,000 shares was reasonable in number in light of the foregoing circumstances. In particular, the Company and underwriter took into account the number of shares of Common Stock outstanding prior to the offering and the number of shares of Common Stock anticipated to be outstanding upon closing of the offering.

Accordingly, on September 3, 2003, the Board of Directors approved the Plan Amendments and adopted the Coast Financial Holdings, Inc. Amended and Restated 2003 Stock Option Plan.

Reasons for the Plan Amendments

The Company increased the number of shares available for issuance under the Plan in order to encourage the growth of the Company and Coast Bank. The Company’s goal is to increase Coast Bank’s market share and establish Coast Bank as the leading community bank in its market area. As a part of this strategy, Coast Bank contemplates the opening of two new branches per year through the end of its 2006 fiscal year. Accordingly, the Company anticipates the need to attract and hire additional management employees, as well as the retention of its current management.

The Company believes that the grant of options to its officers, directors, and employees is critical to the financial well-being of the Company because such grants have the effect of attracting and retaining management while, at the same time, aligning the interests of management with the Company’s shareholders since they benefit from increased prices for the Company’s equity. Options serve as an incentive to the Company’s employees and directors to work even harder to meet Coast Bank’s goals and improve the financial position of the Company. Further, if the Company’s financial well-being is improved upon and the option holders exercise their options, this also will provide an infusion of capital into the Company.

The Plan

Purpose. The purpose of the Plan is to strengthen the ability of the Company to recruit, attract, and retain the services of experienced and knowledgeable directors, officers and employees for the benefit of the Company and its shareholders and to provide performance incentives for the directors, officers, and employees to work for the best interests of the Company and its shareholders through continuing ownership of its Common Stock.

Shares Available for Awards. Prior to the Board of Directors’ approval of the Plan Amendments, an aggregate of 120,000 shares of Common Stock were authorized for issuance under the Plan of which no more than 30,000 shares could be issued to any single person. As a result of the Board of Directors’ approval of the Plan Amendments and subject to adjustments upon certain changes in the Company’s capitalization as set forth in Section 4.3 of the Plan, there are currently an aggregate of up to 405,000 shares of Common Stock which may be issued under the Plan of which no more than 100,000 shares may be issued to any single person. The Common Stock to be issued upon exercise of awards under the Plan may include authorized but unissued shares and shares previously reserved for issuance upon exercise of options which have expired or terminated. Shares subject to an award that cease to be exercisable or which are forfeited for any reason are available for subsequent award grants.

Administration of the Plan. The Plan shall be administered by the Board of Directors or by a committee of the Board of Directors comprised of at least three directors of the Company (referred to either case as the “Committee”). The Committee has the power and authority, subject to the express provisions of the Plan, to (a) select the employees and directors who will receive awards under the plan, (b) grant awards, (c) determine the type of award to be made (incentive stock option, nonqualified options, or a combination thereof), (d) set the exercise price of the options, (e) determine the number of shares subject to each such award, and (f) to establish the other terms and conditions of such awards. For awards made to directors, the entire Board of Directors must approve the grant.

The Committee also shall have the power to construe the Plan to determine all questions as to eligibility, and to adopt and amend rules and regulations for the administration of the Plan. The terms of each award to be granted under the Plan shall be as determined from time to time by the Committee and shall be set forth in an award agreement in a form approved by the Committee.

Eligibility. Officers, employees, and directors of the Company and its subsidiaries who are designated as participants by the Committee will be eligible to receive awards under the Plan, but only employees will be entitled to receive incentive stock options. As of February 29, 2004, the total number of officers, employees, and directors who were eligible to receive awards under the Plan was approximately 108 employees and officers and 11 directors.

Types of Awards. The Committee will have broad discretion under the Plan to establish stock-based incentive awards designed to attract and retain key personnel and directors, and to motivate them to maximize shareholder value by more closely aligning their interests with those of the shareholders. The awards may be in the form of incentive stock options and nonqualified stock options. The Committee has the authority to select the employees and directors who will receive awards and to determine the amounts and types of awards, and the terms, conditions, and restrictions applicable to the awards. The specific terms of each award will be set forth in a Stock Option Agreement with the participant.

Exercise and Purchase Prices. Stock options granted under the Plan will be required to have an exercise price per share equal to at least the fair market value of the Common Stock on the date the option is granted but in no event shall the price be less than the par value of the shares. If an incentive stock option is awarded to a person who at the time of the award owns more than 10% of the combined voting power of all classes of the Company’s stock (a “10% Shareholder”), the price per share of the option shall be equal to at least 110% of the fair market value of the Common Stock on the date the option is granted. Fair market value for purposes of the Plan is the closing sales price of the Common Stock as quoted on the National Association of Securities Dealers Automated Quotation System National Market, or any other national securities exchange on which the Common Stock is listed on the date of grant. The closing price of the Common Stock on March 29, 2004 was $14.20.

Payment of the Exercise Price. Payment of the exercise price (“Exercise Price”) for vested stock options issued under the Plan, together with the amount of any tax or excise due in respect of the sale of the Common Stock subject to a stock option, must be made in full upon exercise of an option in whole or in part in cash or by check. The Company will not issue a certificate for Common Stock until full payment for such shares has been made and until all legal requirements applicable to the issuance and transfer of such shares have been satisfied. An option holder has none of the rights of a shareholder until shares are issued to him or her.

Award Term. Stock options granted under the Plan generally will vest as set forth in the Stock Option Agreement as may be determined by the Committee at the time of grant. To the extent that no vesting conditions are stated in the Stock Option Agreement, the stock options represented thereby shall be fully vested at the time of grant. Stock options will terminate at the earliest of: (a) ten years after the date of grant (5 years for incentive stock options awarded to a 10% Shareholder), (b) one year after termination of employment due to death or disability, (c) three months after termination of employment due to reasons other than death or disability or termination, (d) immediately due to an involuntary termination of employment for “cause” (as determined by the Board of Directors), or (e) three months after termination of service of a non-employee director by resignation or by failure to run for reelection after being offered nomination for such reelection. The Committee, in its sole discretion, may require termination at such earlier or later date as it may determine. To the extent that the Committee should permit the exercise of an option at a later date than set forth above, such option will be disqualified as an incentive stock option if exercised after the time periods indicated above.

Transfer Restrictions. An option is exercisable only by the option holder during his or her lifetime, and no option or right or interest in an option is assignable or transferable by the holder except by will or the laws of descent and distribution.

Change in Common Stock. If the Company is a party to any merger or consolidation, purchase, or acquisition of property or stock, or any separation, reorganization or liquidation, the Committee has the power to make arrangements for the substitution of new options for, or the assumption by another corporation of, any unexpired options. If the Committee causes the Company to assume stock options of another party by substituting stock options under the Plan for such options, or by merely assuming the obligations of such other party’s stock options, the aggregate number of shares available for issuance under the Plan shall be increased to reflect such assumption or substitution.

If by reason of a merger, consolidation, reorganization, recapitalization, reclassification, stock split, reverse stock split, combination of shares, separation, or dividend payable in Common Stock, the outstanding shares of Common Stock are increased or decreased or changed into or been exchanged for a different number or kind of shares or if additional shares or new and different shares are issued in respect of such shares, the Committee will conclusively determine the appropriate adjustment in aggregate maximum number of shares of Common Stock available for issuance under the Plan, the exercise price of outstanding options, and the number and kind of shares as to which outstanding options will be exercisable.

In the event of any of the foregoing transactions, the total number of shares of Common Stock for which options may be granted will be appropriately adjusted by the Committee.

Change in Control. Upon the occurrence of a “change of control,” as defined by the Plan, all outstanding stock options shall become fully vested and exercisable, and all conditions or restrictions relating to an award issued under the Plan shall be accelerated or released.

Indemnity. Neither the Board of Directors nor the Committee shall be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with their responsibilities under the Plan. The Company has agreed to indemnify the Board of Directors and members of the Committee, in respect of any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction, or determination to the fullest extent permitted by law.

Amendment, Modification, or Termination of the Plan. The Committee may at any time amend, modify, suspend, or terminate the Plan (as provided by Article VIII thereof). No amendment, modification, suspension, or termination of the Plan, except as described herein, may adversely affect the rights of an option holder without his or her consent.

Term of the Plan. Unless sooner terminated under Article VIII of the Plan, it will terminate on the tenth anniversary from its effective date, and no options may be granted under the Plan after such date. Termination will not affect the validity of options granted prior to the date of termination.

The foregoing description of the contents of the Plan is only a summary of the Plan and is qualified in its entirety by reference to the text of the Plan which is set forth as Appendix B to this Proxy Statement and is incorporated herein by reference.

Federal Tax Consequences

The federal income tax consequences to a participant and the Company will vary depending on the type of award granted under the Plan. Generally there are no federal income tax consequences to the recipient or the Company upon the grant or exercise of “incentive stock options” qualifying under Section 422 of the Internal Revenue Code (the “Code”). Incentive stock options may be granted only to employees of the Company and its subsidiaries. The aggregate market value (determined as of the date of grant) of the shares of Common Stock with respect to which a single participant may first exercise incentive stock options granted under the Plan or any other Company stock option plan is limited to $100,000 per calendar year. If the participant holds the shares purchased through the exercise of an incentive stock option for more than one year after the exercise date and two years after the option was granted (the “holding period”), any gain realized at the time of sale of such shares will constitute long-term capital gain to the participant. The Company will not receive an income tax deduction in the event the participant disposes of the shares after completion of the holding period. If, however, the participant sells the shares before the expiration of the holding period, the participant will recognize ordinary income on the date of sale equal to the difference between the exercise price and the fair market value of the Common Stock on the exercise date. The balance of the participant’s gain, if any, will be subject to capital gains treatment. The Company will receive an income tax deduction in the same amount and at the same time as the participant recognizes ordinary income.

Under existing law and regulations, the grant of a nonqualified stock option which may be granted to employees and non-employee directors, will not result in taxable income to the participant or provide deductions to the Company. However, the exercise of nonqualified stock options results in taxable income to the holder, and the Company generally is entitled to a corresponding deduction. A participant will be deemed to have received taxable income at ordinary income tax rates upon exercise of a nonqualified stock option in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. The amount of such taxable income will be a tax deductible expense to the Company. Upon the subsequent sale of such shares by the participant, any appreciation or depreciation in the value of the shares after the exercise date will be treated as a capital gain or a loss.

The foregoing discussion is not a complete description of the federal income tax consequences of an award under the Plan and is qualified in its entirety by reference to the Code and the rules promulgated thereunder. This discussion is intended for the information of shareholders considering how to vote with respect to this Proposal II and not as tax guidance to participants in the Plan. Different tax rules may apply to specific participants and transactions under the Plan.

Equity Compensation Plan Information

The Plan is currently the only equity compensation plan maintained by the Company. The following table sets forth the number of shares of Common Stock subject to outstanding stock options, the weighted average exercise price of outstanding stock options, and the number of shares remaining available for future grants as of December 31, 2003.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants. and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	305,400		$12.84	99,600
Equity compensation plans not approved by security holders	0		0	0

Total	305,400	(1)	$12.84	99,600	(2)

(1)	Includes 200,000 options issued subsequent to the approval of the Plan Amendments by the Board of Directors.
(2)	Includes the additional 285,000 options available for issuance under the Plan as a result of the Board of Directors approval of the Plan Amendments.

Subsequent to December 31, 2003, previously issued options to purchase up to 1,000 shares of Common Stock expired unexercised and 89,600 additional options were issued by the Company under the Plan. Accordingly, as of the date of this Proxy Statement, 11,000 shares of Common Stock are available for issuance under the Plan.

Options Grants Under the Plan

Following approval of the Plan Amendments, the Compensation Committee has recommended, and the Board of Directors has approved, the issuance of 289,600 additional options under the Plan. In particular, on September 16, 2003 and January 20, 2004, options for the purchase of an aggregate of 10,000 shares and 89,600 shares, respectively, were granted to certain executive officers of the Company and its subsidiaries. On December 17, 2003, options for the purchase of 19,000 shares were granted to each of the Company’s ten non-employee directors. The following table sets forth the distribution of the Company’s outstanding stock options among the persons and groups identified below.

	Number of Options
Named Executive Officers:
Gerald L. Anthony Former President and Chief Executive Officer	31,622	(2)
Phillip W. Coon Executive Vice President – Residential Lending Manager Coast Bank of Florida	23,000	(3)
Brian P. Peters (1) President and Chief Executive Officer	23,000	(4)
Daniel L. Gilmore Former President and Chief Operating Officer Coast Financial Partners, Inc.	600	(5)
All Current Executive Officers as a Group (5 persons)	86,000	(6)
All Non-Executive Directors as a Group (10 persons)	243,356	(7)
All Non-Executive Employees as a Group	13,400	(8)

(1)	Mr. Peters and all of the Non-Executive Directors except Messrs. Barkocy and Batsel and Dr. Hudson are nominees for re-election as directors.
(2)	Includes (a) 5,000 incentive stock options granted on August 17, 2001 with an exercise price of $10.00 per share and an expiration date of August 17, 2011; (b) 6,000 nonqualified stock options granted on August 17, 2001 with an exercise price of $10.00 per share and an expiration date of August 17, 2011; (c) 1,622 nonqualified stock options granted on August 13, 2002 with an exercise price of $10.50 per share and an expiration date of August 13, 2012; and (d) 19,000 nonqualified stock options granted on January 20, 2004 with an exercise price of $13.50 per share and an expiration date of January 20, 2014.
(3)	Includes (a) 3,000 incentive stock options granted on August 17, 2001 with an exercise price of $10.00 per share and an expiration date of August 17, 2011, and (b) 20,000 incentive stock options granted on January 20, 2004 with an exercise price of $13.25 per share an expiration date of January 20, 2014.
(4)	Includes (a) 3,000 incentive stock options granted on August 13, 2002 with an exercise price of $10.50 per share and an expiration date of August 17, 2011 and (b) 20,000 incentive stock options granted on January 20, 2004 with an exercise price of $13.25 per share and an expiration date of January 20, 2014.
(5)	Includes 600 incentive stock options granted on January 20, 2004 with an exercise price of $13.25 per share and an expiration date of January 20, 2014.
(6)	Options issued to executive officers, including the Named Executive Officers, generally expire ten years after the grant date and vest in three equal annual installments beginning on the date of grant. The Board of Directors issued to its current executive officers, as a group, an aggregate of 3,000 options on August 17, 2001 (exercise price of $10.00 per share), 3,000 options on August 13, 2002 (exercise price of $10.50), 10,000 options on September 16, 2003 (exercise price of $10.50 per share), and 70,000 options on January 20, 2004 (exercise price of $13.25 per share).
(7)	Options issued to directors generally expire ten years after the grant date and are immediately exercisable upon grant. The Board of Directors issued to its current non-executive directors, as a group, an aggregate of 42,000 options on August 17, 2001 (exercise price of $10.00 per share), 11,356 options on August 13, 2002 (exercise price of $10.50 per share), and 190,000 options on December 17, 2003 (exercise price of $14.50 per share).
(8)	Options issued to non-executive employees generally expire ten years after the grant date and vest in three equal annual installments beginning on the date of grant. The Board of Directors issued to its current non-executive employees, as a group, 12,800 options on August 17, 2001 (exercise price of $10.00 per share) and 600 options on January 20, 2004 (exercise price of $13.25 per share).

It is not presently possible to determine the future dollar value nor the future benefits or total amounts that will be received by or allocated to the persons and groups identified above under the Plan.

Interest of Certain Persons

As set forth in the foregoing table, on January 20, 2004, the Board of Directors issued stock options to the following executive officers: Brian P. Peters, President and Chief Executive Officer; Brian F. Grimes, Chief Financial Officer; Anne V. Lee, Executive Vice President/Retail Banking Manager; Tyrone Shinn, Executive Vice President/Senior Lending Manager; and Phillip W. Coon, Executive Vice President/Residential Lending Manager. Pursuant to the terms of the Stock Option Agreements, if the Company’s shareholders approve and ratify the Plan Amendments on or before September 2, 2004, such options will be treated as incentive stock options. If shareholder approval and ratification of the Plan Amendments is not received on or before September 2, 2004, the options will be treated as nonqualified options.

Accordingly, if the shareholders approve and ratify the Plan Amendments at the Annual Meeting, there will generally be no federal income tax consequence to the holders of such options upon either the grant or exercise of the options. If, however, the shareholders of the Company do not approve and ratify the Plan Amendments at the Annual Meeting, such options will not qualify as incentive stock options under the Code and will be treated as a nonqualified stock options. As a result, the exercise of such option by the holder will generally result in taxable income to such holder in an amount equal to the difference between the exercise price and fair market value of the Common Stock on the date of exercise.

Section 16 of the Exchange Act

It is intended that the grant and exercise of nonqualified stock options under the Plan will be exempt under Section 16(b) of the Exchange Act. Section 16(b) generally provides, among other things, that an executive officer, director, or 10% or greater shareholder who purchases and sells the stock of a corporation of which he or she is such an executive officer, director or 10% or greater shareholder within a six (6) month period is liable to the corporation for the difference between the purchase price and the sales price. Rule 16b-3 under the Exchange Act provides that the acquisition of a stock option, or its subsequent exercise, by such person which grant has been approved by either the shareholders, the full board of directors of the corporation, or a committee of the board of directors of the corporation which is composed solely of two or more non-employee directors is not subject to Section 16(b).

Reason for Shareholder Approval of the Plan Amendments

Under the terms of the Plan, the Board of Directors has the power to amend the plan. Accordingly, the Plan Amendments have been adopted and the Company may issue the full 405,000 shares under the Plan. Notwithstanding the foregoing, shareholder approval and ratification of the Plan Amendments is required under applicable federal income tax laws before any incentive stock options in excess of the original 120,000 shares can be granted under the Plan and to qualify the Plan for certain exemptions available under Rule 16(b)-3 promulgated under the Exchange Act.

If the Company’s shareholders approve and ratify the Plan Amendments, the Company may issue incentive stock options under the Plan up to the full 405,000 shares approved for issuance. On the other hand, if the Company’s shareholders do not vote for the approval and ratification of the Plan Amendments, the Company will not be able to issue incentive stock options under the Plan in excess of the 120,000 shares originally authorized under the Plan and the Plan will not qualify for certain exemptions available under Rule 16(b)-3 promulgated under the Exchange Act.

Recommendation

The Board of Directors believes that approval and ratification of the Plan Amendments is advisable and in the best interests of the Company and our shareholders. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL AND RATIFICATION OF THE PLAN AMENDMENTS.

Approval and ratification of the Plan Amendments requires the affirmative vote of at least a majority of shares of Common Stock present in person or by proxy at the Annual Meeting, assuming a quorum is present.

The Board of Directors recommends a vote

FOR approval and ratification of the Plan Amendments.

EXECUTIVE OFFICERS

The executive officers of the Company and Coast Bank, their ages, and their offices with the Company and Coast Bank are set forth below. Officers are elected annually by the respective Boards of Directors of the Company and Coast Bank to hold office until the earlier of their death, resignation, or removal.

Name	Age	Position with the Company or Coast Bank
Brian P. Peters	41	President and Chief Executive Officer of the Company and Coast Bank
Phillip W. Coon	50	Executive Vice President/Residential Lending Manager of Coast Bank
Brian F. Grimes	41	Chief Financial Officer of the Company and Coast Bank and Executive Vice President and Secretary of the Company
Anne V. Lee	46	Executive Vice President/Retail Banking Manager of Coast Bank
Tyrone L. Shinn	45	Executive Vice President/Senior Lending Manager of Coast Bank

Set forth below is a description of the business experience during the past five years or more, and other biographical information for each executive officer of the Company and Coast Bank who is not also a director nominee.

Philip W. Coon has served as Coast Bank’s Executive Vice President/Residential Lending Manager since April 2000. In this role, Mr. Coon is responsible for real estate lending. Prior to joining Coast Bank, Mr. Coon served as the Senior Vice President for the Mortgage Banking Division of American Bank, Bradenton, Florida from April 1994 to April 2000.

Brian F. Grimes has served as the Chief Financial Officer of the Company since February 2004, Executive Vice President and Chief Financial Officer of Coast Bank since December 2003, and Senior Vice President and Controller of Coast from March 2003 to December 2003. From 1998 to 2003, Mr. Grimes served as Senior Vice President and Treasurer of Republic Bank, St. Petersburg, Florida. Mr. Grimes received his Bachelor of Science degree in Finance from the University of South Florida.

Anne V. Lee has served as Executive Vice President/Retail Banking Manager for Coast Bank since August 2003 and as Coast Bank’s Senior Vice President/Retail Banking Manager from March 2003 to August 2003. In these capacities at Coast Bank, Ms. Lee has been and is responsible for overseeing the branches and branch administration, business development, retail operations, marketing, training and item processing. Ms. Lee brings over 25 years of retail and operational banking experience to Coast Bank. From December 1997 until March 2001, Ms. Lee served as Senior Vice President, Support Services Manager for Republic Bank, St. Petersburg, Florida. Ms. Lee then joined FloridaFirst Bank in Lakeland, Florida in March 2001 as Retail Banking Service and Support Manager and continued in that position until joining Coast Bank in March 2003.

Tyrone L. Shinn has served as Executive Vice President/Senior Lending Manager of Coast Bank since December 2003. In this role, Mr. Shinn is responsible for overseeing Coast Bank’s commercial loan operations. Mr. Shinn brings over 23 years of banking experience to Coast Bank. From June 1999 to November 2003, Mr. Shinn served as Vice President, Lending for Northern Trust Bank of Florida in Bradenton. From 1993 to 1999, Mr. Shinn served as Senior Vice President and Osceola County Executive of Colonial Bank where he was responsible for three offices is Kissimmee, Florida and providing input to the due diligence team with respect to the loan portfolios of bank acquisition targets.

COMPENSATION OF EXECUTIVE OFFICERS

The following summary compensation table sets forth the cash and non-cash compensation paid to or accrued for the past three fiscal years for the Company’s President and Chief Executive Officer and for each executive officer of the Company or its subsidiaries and certain other individuals whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2003 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Occupation	Fiscal Year	Annual Compensation				Long-Term Compensation Awards (1)	All Other Compensation (2)
Securities Underlying Options (#)
		Salary		Bonus
Gerald L. Anthony Former President and Chief Executive Officer	2003 2002 2001	$ $ $	132,692 125,000 125,000	$ $ $	0 0 0	0 0 5,000	$ $ $	6,000 6,000 6,000
Brian P. Peters President and Chief Executive Officer	2003 2002 2001	$ $ $	135,000 57,692 0	$ $ $	0 0 0	0 3,000 0	$ $ $	0 0 0
Philip W. Coon Executive Vice President/ Residential Lending Manager Coast Bank	2003 2002 2001	$ $ $	80,010 80,000 80,000	$ $ $	0 0 0	0 0 3,000	$ $ $	233,184 52,190 27,304
Daniel L. Gilmore Former President and Chief Operating Officer Coast Financial Partners, Inc.	2003 2002 2001	$ $ $	0 0 0	$ $ $	0 0 0	0 0 0	$ $ $	140,628 87,223 0

(1)	The Company does not have a long-term incentive plan that includes long-term incentive payments. However, the Company’s stock option plan provides employee participants with performance-based compensation in the form of incentive stock options.
(2)	Represents amounts paid to Mr. Anthony as a car allowance and amounts paid to Messrs. Coon and Gilmore as commissions. Mr. Coon receives commissions based on the aggregate dollar value of residential real estate loans originated by the mortgage banking department. Mr. Gilmore received commissions based on the revenues generated from the sale of securities and insurance products of Raymond James Financial Services, Inc.

Stock Options Grants

As of December 31, 2003, the Company did not have any long-term incentive plans nor had it awarded any restricted stock. No stock options were awarded during the fiscal year ended December 31, 2003 to any of the Named Executive Officers covered by the Summary Compensation Table.

Aggregated Options Exercised in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth, for each of the Named Executive Officers covered by the Summary Compensation Table above who holds stock options, the number of common shares acquired pursuant to the exercise of stock options during fiscal 2003, the number of the stock options held at December 31, 2003, and the realizable gain of the stock options that are “in-the-money.” The in-the-money stock options are those with exercise prices that are below the year-end stock price because the stock value grew since the date of the grant.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTIONS VALUES

Name	Shares Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End			Value of Unexercised In-the-Money Options at Fiscal Year End (1)(2)
			Exercisable (#)		Unexercisable (#)	Exercisable ($)	Unexercisable ($)
Gerald L. Anthony	0	0	5,000	(3)	0	$18,000	$0
Philip W. Coon	0	0	3,000		0	$10,800	$0
Brian P. Peters	0	0	3,000		0	$10,800	$0

(1)	Based upon the closing price of the Common Stock as quoted by Nasdaq on December 31, 2003 of $13.60 per share.
(2)	Value represents fair market value at exercise minus exercise price.
(3)	Does not include options to purchase 7,622 common shares, all of which are vested, received for his services as a director of the Company.

401(k) Plan

The board of directors of Coast Bank approved a tax-deferred investment plan (the “401(k) Plan”) effective June 1, 2000. All employees of Coast Bank who are 21 years or older with a minimum of 3 months of service are eligible to participate in the 401(k) Plan. Under the 401(k) Plan, a participating employee is given an opportunity to make an elective contribution under a salary deferral savings arrangement of up to a maximum of 20% of the participant’s pre-tax compensation, not to exceed $10,500 per year. Further, the plan provides that Coast Bank may make matching contributions to the plan on behalf of its employees. The level of the matching contribution, if any, is determined by Coast Bank on an annual basis. No matching contributions were made during 2003, 2002 or 2001. Additionally, each year Coast Bank may, in its discretion, elect to contribute funds to the profit sharing portion of the 401(k) Plan. A portion of any such contributions will be allocated to the accounts of each employee participating in the 401(k) Plan.

Employment Agreements

The Company, believing that the continued services and contributions of certain key executives is critical to its prospects and in the best interest of its shareholders, has entered into employment agreements with the following Named Executive Officers on the terms and conditions described below:

Gerald L. Anthony. On March 29, 2000, Coast Bank entered into an employment agreement with Gerald L. Anthony, pursuant to which Mr. Anthony agreed to serve as Coast Bank’s President and Chief Executive Officer. This agreement, as amended on September 3, 2003, provided, among other things, for a current annual base salary of $135,000 and a one-time award of stock options for the purchase of 5,000 common shares. The agreement further provided that if Mr. Anthony’s employment was terminated in the event of a “change of control” (as that term is defined in the agreement), Mr. Anthony would be entitled to receive a payment equal to two times his annual base salary as of the date of termination, plus any performance bonus or other incentive compensation which Mr. Anthony would have been entitled to receive.

On February 17, 2004, the Company entered into a separation agreement with Mr. Anthony, which agreement modifies and clarifies the terms of Mr. Anthony’s employment agreement as it relates to his separation from the Company and its subsidiaries. Under the terms of the separation agreement, (a) Mr. Anthony agreed to resign from his positions as Chief Executive Officer, President, and director of the Company, director of Coast Bank, and Chief Executive Officer, Treasurer, and director of Coast Financial Partners, Inc., a wholly-owned subsidiary of Coast Bank, and (b) the Company agreed to (i) a severance package providing for, among other things, the payment of Mr. Anthony’s currently salary benefits through May 3, 2004 and the extension of the expiration date of his stock options, and (b) release Mr. Anthony from the agreement not to compete set forth in his employment agreement.

Brian P. Peters. On January 1, 2004, the Company and Coast Bank entered into an employment agreement with Brian P. Peters pursuant to which Mr. Peters agreed to serve as the Company’s Chief Financial Officer and Secretary and Coast Bank’s President and Chief Operating Officer. The agreement is for a two year term, with automatic annual renewals thereafter. The agreement provides for an initial annual base salary of $160,000, which may be adjusted annually by the Board of Directors, and a performance bonus if the Company achieves certain quantified goals. Mr. Peters is provided with an automobile allowance of $600 per month and is eligible to receive any benefits provided to employees and executives of the Company.

The agreement further provides that if Mr. Peter’s employment is terminated by the Company without cause, Mr. Peters is entitled to receive a severance payment in an amount equal to Mr. Peter’s full annual salary and other benefits for one year or until he commences other full-time employment, whichever is shorter. If Mr. Peter’s employment is terminated in the event of a “change of control” (as that term is defined in the agreement), Mr. Peters is entitled to receive a lump sum payment equal to two times his annual salary as of the date of the “change of control.” In addition, Mr. Peters agreed that if he terminates his employment either upon a “change of control” or by written notice as provided in the agreement, he will not directly or indirectly engage in any business or business venture in Manatee, Sarasota, Desoto, Hardee, Hillsborough, and Pinellas Counties which is competitive to the business of Coast Bank for a period of one year.

On February 17, 2004, Mr. Peters was promoted to President and Chief Executive Officer of the Company and Coast Bank to fill the vacancies caused by Mr. Anthony’s resignation.

Daniel L. Gilmore. Coast Financial Partners, Inc. entered into an employment agreement with Daniel L. Gilmore, its President and Chief Operating Officer, which commenced on February 15, 2002. The agreement was for a period of one year and was renewable for additional one-year periods on an annual basis. The agreement provided, among other things, for a payment to Mr. Gilmore equal to 45% of his gross commission and 5% of the gross commission of new financial advisors recruited by him for revenues generated as a result of the sale of securities and insurance products of Raymond James Financial Services, Inc. Mr. Gilmore also was entitled to receive a year-end bonus at the sole discretion of Coast Financial Partners, Inc. and was to be furnished with certain basic fringe benefits, including group insurance coverage. In February 2004, the Company inactivated Coast Financial Partners, Inc. As a result, as of February 20, 2004, Mr. Gilmore’s employment agreement was terminated and he is no longer an employee of Coast Financial Partners, Inc., Coast Bank, or the Company.

In January 2004, the Company and Coast Bank entered into employment agreements with Anne V. Lee, Executive Vice President/Retail Banking Manger of Coast Bank and Brian F. Grimes, Chief Financial Officer and Secretary of the Company and Chief Financial Officer of Coast Bank.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Coast Bank has had, and expects to have in the future, various loans and other banking transactions in the ordinary course of business with the directors, executive officers, and principal shareholders (or associates of such person) of Coast Bank and the Company. All such transactions: (i) have been and will be made in the ordinary course of business; (ii) have been and will be made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with unrelated persons; and (iii) in the opinion of management do not and will not involve more than the normal risk of collectibility or present other unfavorable features. At December 30, 2003 and 2002, the total dollar amount of extensions of credit to directors and executive officers identified above and principal shareholders of the Company identified below, and their associates were approximately $4,648,000 and $5,801,000, respectively, which represented approximately 14% and 36%, respectively, of total shareholders’ equity.

Outside of normal customer relationships and except as described herein, none of the directors or officers of the Company, and no shareholder holding over 5% of the Company’s common shares or preferred shares and no corporations or firms with which such persons or entities are associated, currently maintains or has maintained since the beginning of the last fiscal year, any significant business or personal relationship with the Company or Coast Bank, other than such as arises by virtue of such position or ownership interest in the Company.

Transactions with Affiliates

In October 2002, we purchased for approximately $1.9 million, a fully constructed bank facility and related property from Braden River Industries, Inc., a company owned by Mr. James K. Toomey who is a member of our board of directors. Braden River Industries, Inc. purchased the bank facility and property in September 1999. This facility houses our new Manatee Avenue branch office in Bradenton, Florida.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

The firm of Hacker Johnson & Smith, P.A., independent public accountants (“HJS”), have served as the Company’s auditors for the fiscal year ending December 31, 2003. HJS is expected to have a representative present at the Annual Meeting who will be available to respond to appropriate questions from shareholders attending the meeting and to make a statement if they desire. HJS billed us for fees for the services set forth below during the fiscal years ended December 31, 2003 and December 31, 2002 and, in accordance with our Audit Committee Charter, our Audit Committee pre-approved all such services provided, and the fees billed, by HJS.

Audit Fees

The aggregate fees billed by HJS for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim financial statements included in the Company’s quarterly reports on Form 10-QSB, including services related thereto, were $28,500 for the fiscal year ended December 31, 2003 and $15,000 for the fiscal year ended December 31, 2002.

Audit-Related Fees

There were no fees billed by HJS for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements during the fiscal years ended December 31, 2003 and December 31, 2002.

Tax Fees

The aggregate fees billed or to be billed by HJS for professional services for tax compliance, tax advice, and tax planning were $4,000 for the fiscal year ended December 31, 2003 and $3,000 for the fiscal year ended December 31, 2002.

All Other Fees

The aggregate fees billed by HJS for services other than those described above were $23,500 for the fiscal year ended December 31, 2003 and $10,000 for the fiscal year ended December 31, 2002. The services comprising the fees reported as “All Other Fees” included services related to review of the Company’s offering documents and Federal Home Loan Bank collateral verification procedures.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit, audit-related and non-audit services provided by HJS prior to the engagement of HJS with respect to those services. Generally, prior to or at the beginning of each year, the Company’s management submits to the Audit Committee detailed information regarding the specific audit, audit-related and permissible non-audit services which it recommends the Audit Committee engage the independent auditors to provide for the fiscal year. Management discusses the services with the Audit Committee, including the rationale for using the independent auditors for non-audit services, including tax services, and whether the provision of those non-audit services by HJS is compatible with maintaining the auditors’ independence. Thereafter, any additional audit, audit-related, or non-audit services that arise and that were not submitted to the Audit Committee for pre-approval at the beginning of the year also are similarly submitted to the Audit Committee for pre-approval. SEC rules and regulations permit waiver of pre-approval requirements for services other than audit, review, or attest services if certain conditions are met. None of the services characterized above as Audit-Related, Tax, and All Other were billed pursuant to these provision in fiscal year 2003 without pre-approval.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the Company’s outstanding Common Stock as of February 29, 2004 by: (a) each person known by us to beneficially own 5% or more of our Common Stock, (b) each director of the Company and each Named Executive Officer of the Company, and (c) all directors and executive officers of the Company as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all of the Common Stock owned by them.

	Current Beneficial Ownership
Name of Beneficial Owner	Number of Shares (1)	Percent of Class (2)
Directors and Named Executive Officers

Gerald L. Anthony (3)	46,667	1.2%
Frank J. Barkocy (4)	21,500	*
C. Guy Batsel (5)	36,622	*
Philip W. Coon (6)	12,466	*
Joseph Gigliotti (5)	48,622	1.3%
Daniel L. Gilmore (7)	1,750	*
Dr. Bruce W. Hudson (4)	30,000	*
Kennedy Legler, III (5)	46,622	1.2%
Paul G. Nobbs (4)	19,000	*
Thomas M. O’Brien (5)(8)	41,122	1.1%
Brian P. Peters (9)	10,166	*
John R. Reinemeyer (5)(10)	46,622	1.2%
Michael T. Ruffino (5)(11)	47,222	1.3%
James K. Toomey (12)	265,849	7.1%
All directors and executive officers as a group (15 persons) (13)	641,144	16.0%

Other Beneficial Holders

Rainbow Partners, LP (14) c/o Keefe Managers, LLC 375 Park Avenue, 23rd Floor New York, NY 20252	237,078	6.3%

*	Less than 1%
(1)	For purposes of this table, a person is deemed to be the beneficial owner of a security if he or she (a) has or shares voting power or dispositive power with respect to such security, or (b) has the right to acquire such ownership within sixty days. “Voting power” is the power to vote or direct the voting of shares, and “dispositive power” is the power to dispose or direct the disposition of shares, irrespective of any economic interest in such shares.

(2)	In calculating the percentage ownership or percent of equity vote for a given individual or group, the number of shares of Common Stock outstanding includes unissued shares subject to options, warrants, rights or conversion privileges exercisable within sixty days held by such individual or group, but are not deemed outstanding by any other person or group.
(3)	Includes (a) 190 shares of Common Stock held by Mr. Anthony’s spouse, to which Mr. Anthony disclaims any beneficial ownership, (b) 400 shares of Common Stock held by Mr. Anthony’s spouse as custodian for minor children to which Mr. Anthony disclaims beneficial ownership, and (c) currently exercisable options to purchase 31,622 shares of Common Stock.
(4)	Includes currently exercisable options to purchase 19,000 shares of Common Stock.
(5)	Includes currently exercisable options held by such person to purchase 26,622 shares of Common Stock.
(6)	Includes (a) 200 shares of Common Stock held by Mr. Coon’s spouse and (b) currently exercisable options to purchase 9,666 shares of Common Stock.
(7)	Includes currently exercisable options to purchase 200 shares of Common Stock.
(8)	Includes 13,000 shares of Common Stock owned by C&D Fruit & Vegetable, a company in which Mr. O’Brien is the President and a majority owner; and by reason of his position and ownership, Mr. O’Brien may be deemed the beneficial owner of those shares.
(9)	Includes currently exercisable options to purchase 9,666 shares of Common Stock.
(10)	Includes 20,000 shares of Common Stock owned by Reinemeyer Data Centers, Inc., a company in which Mr. Reinemeyer is the President and co-owner with his spouse; and by reason of his position and ownership, Mr. Reinemeyer may be deemed the beneficial owner of those shares.
(11)	Includes (a) 10,000 shares of Common Stock held by Mr. Ruffino’s spouse, to which Mr. Ruffino disclaims any beneficial ownership, and (b) 600 shares of Common Stock held in trust by his spouse for the benefit of their grandchildren, as to which Mr. Ruffino disclaims any beneficial ownership.
(12)	Includes (a) 15,225 shares of Common Stock held by Mr. Toomey’s spouse as custodian for minor children, as to which Mr. Toomey disclaims any beneficial ownership, and (b) currently exercisable options to purchase 26,624 shares of Common Stock. Mr. Toomey’s address is 6425 28th Avenue East, Bradenton, FL 34208.
(13)	Includes currently exercisable options to purchase 276,019 shares of Common Stock.
(14)	The ownership information set forth herein is based in its entirety on the material contained in a Schedule 13G, dated December 31, 2003, filed with the SEC by Keefe Managers, LLC.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires all executive officers, directors, and persons who are the beneficial owner of more than 10% of the Common Stock of the Company to file reports of ownership with the SEC indicating their ownership of the Company’s equity securities and to report any changes in that ownership. Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failure to comply therewith during the fiscal year ended December 31, 2003. The Company believes that all of these filing requirements were satisfied by its executive officers, directors, and by the beneficial owners of more than 10% of the Common Stock. In making this statement, the Company has relied on copies of the reporting forms received by it or on the written representations from certain reporting persons that no Forms 5 (Annual Statement of Changes in Beneficial Ownership) were required to be filed under applicable rules of the SEC.

SHAREHOLDER PROPOSALS

Eligible shareholders who wish to present proposals for action at the 2005 Annual Meeting of Shareholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than December 2, 2004 for inclusion in next year’s proxy statement and proxy card. A shareholder is eligible to present proposals if, at the time he or she submits the proposals, the shareholder owns at least 1% or $2,000 in market value of Common Stock and has held such shares for at least one year, and the shareholder continues to own such shares through the date of the 2005 Annual Meeting.

SOLICITATION COSTS

The Company will bear the costs of preparing, assembling, and mailing the Proxy Statement, the form of proxy, and the 2003 Annual Report in connection with the Annual Meeting. In addition to solicitation by use of mail, employees of the Company may solicit proxies personally or by telephone, by facsimile copy, or telegraph, but will not receive additional compensation therefor. Arrangements may be made with banks, brokerage houses, and other institutions, nominees, and fiduciaries to forward the solicitation materials to beneficial owners and to obtain authorizations for the execution of proxies. The Company will, upon request, reimburse those persons and entities for expenses incurred in forwarding proxy materials for the Annual Meeting to beneficial owners.

ANNUAL REPORT

The Company’s 2003 Annual Report for the fiscal year ended December 31, 2003, which includes financial statements, was mailed to shareholders together with the Notice of the Annual Meeting of Shareholders and Proxy Statement.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Board of Directors of the Company had not been informed of any matters which would be presented for action at the Annual Meeting other than the proposals specifically set forth in the Notice of Annual Meeting and referred to herein. If any other matters are properly presented for action at the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote or refrain from voting in accordance with their best judgment on such matters after consultation with the Board of Directors.

The Company will provide without charge to any shareholder upon written request, a copy of the Company’s Annual Report on Form 10-KSB, including financial statements and schedules thereto for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission (without exhibits). All such requests should be delivered to Brian F. Grimes, Secretary, Coast Financial Holdings, Inc., 2412 Cortez Road West, Bradenton, Florida 34207. Copies of exhibits will be provided upon written request and payment of a reasonable fee to cover the costs of reproduction and mailing.

By Order of the Board of Directors

BRIAN F. GRIMES
Secretary

Bradenton, Florida

April 1, 2004

APPENDIX A

Audit Committee Charter

COAST FINANCIAL HOLDINGS, INC.

AUDIT COMMITTEE CHARTER

(As Amended and Restated on March 16, 2004)

Committee Purpose

The Audit Committee of Coast Financial Holdings, Inc. (the “Company”) shall assist the board of directors of the Company (“Board of Directors”) in fulfilling its oversight responsibilities to the Company’s stockholders with respect to: (a) the integrity of the Company’s financial statements and financial reporting process; (b) the Company’s systems of internal accounting and financial controls; (c) the Company’s compliance with legal and regulatory requirements; (d) the independent auditors’ qualifications and independence; and (e) the performance of the Company’s internal audit function and independent auditors. In furtherance of this purpose, the Audit Committee shall maintain free and open communication among the members of the Audit Committee, independent auditors, the internal auditors, and management of the Company.

The Company’s management is responsible for preparing the Company’s financial statements and the Company’s independent auditors are responsible for auditing those financial statements. Management and the independent auditors have more time, knowledge, and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any professional certification as to the independent auditors’ work.

Committee Membership

The Audit Committee shall be composed of three or more directors as determined from time to time by resolution of the Board of Directors. Each member of the Audit Committee shall satisfy the independence and experience requirements of (a) the rules and regulations of the Securities and Exchange Commission (the “Commission”), (b) the Sarbanes-Oxley Act of 2002 (“SOX”), (c) the National Association of Security Dealers, Inc. and the Nasdaq Stock Market (collectively, the “NASD”), and (d) the Federal Deposit Insurance Corporation (the “FDIC”), as the same may be amended from time to time, and shall be free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

Each member of the Audit Committee (a) must be independent (as defined under NASD rules), (b) shall not accept any consulting, advisory, or other direct or indirect compensatory fee (including prohibitions set forth under SOX and the rules and regulations of the Commission and NASD) from the Company other than in his or her capacity as a member of the Board of Directors or any committee of the Board of Directors, and (c) shall not be an officer or affiliate of the Company and must not own or control 10% or more of the Company’s voting securities. In addition, each member of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement, at the time of their appointment to the Audit Committee. Further, at least one member must be an “audit committee financial expert” (as defined by the Commission), and at least one member must be “financially sophisticated” (as defined by the NASD).

The members of the Audit Committee shall be appointed by the Board of Directors based upon nominations by the Company’s Corporate Governance and Nominating Committee. The Chairman of the Audit Committee shall be designated by the Board of Directors. Audit Committee members are appointed by and serve at the pleasure of the Board of Directors and may be replaced at any time by the Board of Directors.

Committee Operations

The Audit Committee shall meet as often as may be deemed necessary or appropriate in its judgment, but no less than at least quarterly each year, and shall meet at such times and places as the Audit Committee shall determine. The Audit Committee shall periodically meet separately with the Company’s management, internal auditors, and the independent auditor to discuss any matter that any such party wishes to bring to the Audit Committee’s attention. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with members of, or advisors to, the Audit Committee.

Minutes of each meeting of the Audit Committee shall be prepared and distributed to each director of the Company after each such meeting. The Audit Committee shall report to the Board of Directors with respect to its meetings, including any issues that arise with respect to the quality or integrity of the Company’s financial statement, the Company’s compliance with legal or regulatory requirements and ethical policies, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function. The operations of the Audit Committee shall be subject to the Bylaws of the Company as in effect from time to time and the Florida Business Corporation Act.

Committee Responsibilities

Set forth below are the principal reoccurring processes that shall be undertaken by the Audit Committee in carrying out its oversight responsibilities. These functions shall serve as guidelines for the Audit Committee with the understanding that the Audit Committee may carry out additional functions and adopt additional policies and procedures that the Audit Committee deems appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Audit Committee also shall carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purpose set forth in this Audit Committee Charter.

A.	Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the annual audited financial statements. In addition, the Audit Committee shall review and discuss all disclosures made or to be made in any management’s discussion and analysis contained in appropriate filings with the Commission, and recommend to the Board of Directors whether the audited financial statements should be included in the Company’s 10-KSB.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-QSB, including the results of the independent auditor’s review of the quarterly financial statements and disclosures made or to be made in any management’s discussion and analysis contained in appropriate filings with the Commission.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles and whether the accounting principles adopted by the Company are common practices or minority practices. Also, discuss with management and the independent auditor the use of non-GAAP financial measures or “pro forma” information in the Company’s filings with the Commission and the Company’s earnings

2

releases. If the Company decides it is appropriate to use non-GAAP financial measures, the Audit Committee shall work with the independent auditor and management to prepare a presentation of the most comparable GAAP financial measure and a reconciliation between the non-GAAP and comparable GAAP measures in such filings and earnings releases and to provide all disclosures with respect thereto as so required by applicable Commission rules.

4.	If the Company issues an earnings press release prior to the filing of an Annual Report on Form 10-KSB or a Quarterly Report on Form 10-QSB, at least two members of the Audit Committee shall review and discuss with management and the independent auditor the Company’s financial results contained in such earnings release prior to the filing of a Current Report on Form 8-K.

5.	Regularly review and discuss with the independent auditors:

(a)	The arrangement for and the scope of the independent auditors audit of the Company’s financial statements.

(b)	The results of the audit by the Company’s independent auditors of the Company’s financial statements.

(c)	Any audit problems or difficulties encountered by the independent auditor and management’s response.

(d)	Any significant deficiency in the design or operation of the Company’s internal accounting controls identified by the independent auditors and any resulting recommendations.

(e)	All critical accounting policies and practices used by the Company.

(f)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(g)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

6.	Discuss with the Company’s independent auditors any issues arising from their review prior to the release of earnings.

7.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

8.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

3

9.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

10.	In consultation with management, the independent auditor, and the internal auditors, consider the integrity of the Company’s financial reporting processes and disclosure controls, including any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data and have identified for the Company’s auditors any material weaknesses in internal controls. In connection therewith, when the Company is Publicly Registered, review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-KSB and Form 10-QSB with respect to any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

11.	Review with management, the independent auditors, and the internal auditors the content and basis for reports relating to internal controls over financial reporting as required under the rules and regulations of the FDIC.

B.	Oversight of the Company’s Relationship with the Independent Auditor

1.	Appoint, hire, terminate and replace, oversee, and determine the terms of the audit engagement, including fees and funding for the independent auditor, and determine whether such auditors are independent pursuant to SOX and the rules and regulations of the Commission, the NASD, and the FDIC. The Audit Committee shall be directly responsible for the compensation, evaluation, and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, or for preparing other audit, review, or attest services for the Company. The independent auditor shall report directly to the Audit Committee.

2.	Pre-approve all auditing services and non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, other than as otherwise not permitted by law and other than “prohibited non-auditing services” as defined by Section 10A(g) of the Exchange Act.

3.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, (d) any material issues on which the national office of the independent auditor was consulted by the Company’s audit team, and (e) all relationships between the independent auditor and the Company. Discuss with the independent auditor any disclosed relationships and such relationships’ impact on the independent auditor’s independence.

4

4.	Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the independent auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board of Directors.

5.	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

6.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

7.	Set clear hiring policies with regard to current and former employees of the independent auditor.

C.	Oversight of the Company’s Internal Audit Function

1.	Review the appointment and replacement of the Senior Vice President, Risk Management Officer.

2.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

3.	Discuss with the independent auditor and management the internal audit department’s responsibilities, budget, and staffing and any recommended changes in the planned scope of the internal audit.

D.	Compliance Oversight Responsibilities

1.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been violated.

2.	Review and approve all related-party transactions.

3.	Review with management and legal counsel the Company’s compliance with laws and regulations, including the laws and regulations relating to safety and soundness designated by responsible banking agencies and review management’s assertions with respect to such laws and regulations.

4.	Receive from management and review the results of all unsatisfactory regulatory examination reports, if any, and management’s response thereto.

5.	Review with management and the internal auditors their assessment of compliance with the laws and regulations regarding loans to insiders and dividend restrictions by the Company and its subsidiaries including, without limitation, those established under SOX, the FDIC, and the Federal Reserve Board (“FRB”).

5

6.	Obtain reports from management, the Company’s senior internal auditing executive, and the independent auditor that the Company and its affiliated entities are in conformity with applicable legal requirements. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations. Advise the Nominating and Corporate Governance Committee with respect to financial matters and related party transactions that are not in compliance with the Company’s Code of Conduct and Ethics.

7.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

8.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies including, without limitation, FDIC, FRB, and non-banking regulators and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

9.	Discuss with the Company’s legal counsel any legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

E.	Miscellaneous Responsibilities

1.	Assist the Nominating and Corporate Governance Committee in developing a Code of Conduct and Ethics that applies to all directors and employees, including the Company’s Chief Executive Officer, Chief Financial Officer, and any other senior financial officers.

2.	Keep appraised of developments in the laws and regulations of the Commission, the NASD, the FDIC, the FRB, and otherwise as may be appropriate to ensure that (a) the Company, the Audit Committee, and this Charter remain in compliance with the corporate governance provisions thereof; and (b) that the Audit Committee is able to perform its duties and responsibilities under this Charter.

3.	Review and reassess the adequacy of this Audit Committee Charter annually and recommend any proposed changes to the Board for approval.

4.	Annually review the Audit Committee’s own performance.

5.	Prepare the report required by the rules of the Commission to be included in the Company’s annual proxy statement.

6.	Perform the functions of an audit committee for Coast Bank of Florida and such other of the Company’s subsidiaries that are banks, as contemplated by Section 36 of the Federal Deposit Insurance Act.

Committee Resources and Authority

The Audit Committee has the power to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and to retain outside legal, accounting or other advisors to advise the Audit Committee. The Company shall provide for appropriate

6

funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

7

APPENDIX B

Coast Financial Holdings, Inc.

2003 Amended and Restated Stock Option Plan

COAST FINANCIAL HOLDINGS, INC.

2003 STOCK OPTION PLAN

(As Amended and Restated September 3, 2003)

ARTICLE I

The Plan

1.1 Establishment of the Plan. Coast Financial Holdings, Inc., a Florida corporation (the “Corporation”), hereby establishes the “Coast Financial Holdings, Inc. 2003 Stock Option Plan” (hereinafter referred to as the “Plan”). The Plan permits the grant of incentives in the form of Nonqualified Stock Options, Incentive Stock Options, and any combination thereof. Unless otherwise defined, all capitalized terms have the meaning ascribed to them in Article II.

1.2 Purpose. The purpose of the Plan is to advance the interests of the Corporation and its stockholders by offering officers, employees, and directors incentives that will promote the identification of their personal interests with the long-term financial success of the Corporation and with growth in shareholder value. The Plan is designed to strengthen the Corporation’s ability to recruit, attract, and retain, highly qualified managers and staff, and qualified and knowledgeable independent directors capable of furthering the future success of the Corporation by encouraging the ownership of Shares (as defined below) by such employees and directors and to strengthen the mutuality of interest between employees and directors, on one hand, and the Corporation’s stockholders, on the other hand. The equity investments granted under the Plan are expected to provide employees with an incentive for productivity and to provide both employees and directors with an opportunity to share in the growth and value of the Corporation.

ARTICLE II

Definitions

As used in this Plan, unless the context otherwise requires, the following capitalized terms are defined as follows:

2.1 “Award” shall mean any award under this Plan of any Stock Option. Each separate grant of a Stock Option, and each group of Stock Options, which mature on a separate date is treated as a separate Award.

2.2 “Board” or “Board of Directors” means the Board of Directors of the Corporation, as constituted from time to time.

2.3 “Cause” means a determination by the Board of Directors that a Participant has: (a) engaged in any type of disloyalty to the Corporation, including without limitation fraud, embezzlement, theft, or dishonesty in the course of his or her employment or service, or has otherwise breached a duty owed to the Corporation, (b) been convicted of a misdemeanor involving moral turpitude or a felony, (c) pled nolo contendere to a felony, (d) disclosed trade secrets, customer lists, or confidential information of the Corporation to unauthorized parties, except as may be required by law, or (e) materially breached any material agreement with the Corporation, unless such agreement was materially breached first by the Corporation.

2.4 “Change of Control” shall have the meaning set forth in Section 7.2 of this Plan.

2.5 “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. Reference to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule, or regulation.

2.6 “Committee” means the committee appointed by the Board in accordance with Section 3.1 of the Plan, if one is appointed, to administer this Plan. If no such committee has been appointed, the term Committee shall refer to the Board of Directors.

2.7 “Common Stock” or “Shares” means the shares of common stock, $5.00 par value per share, of the Corporation.

2.8 “Corporation” shall mean Coast Financial Holdings, Inc. or any successor thereto as provided in Section 11.8 hereto.

2.9 “Date of Exercise” means the date on which the Corporation receives notice of the exercise of a Stock Option in accordance with the terms of Section 6.8 of this Plan.

2.10 “Date of Grant” or “Award Date” shall be the date on which an Award is made by the Committee under this Plan. Such date shall be the date designated in a resolution adopted by the Committee pursuant to which the Award is made; provided, however, that such date shall not be earlier than the date of such resolution and action thereon by the Committee. In the absence of a date of grant or award being specifically set forth in the Committee’s resolution, or a fixed method of computing such date, then the Date of Grant or Award Date shall be the date of the Committee’s resolution and action.

2.11 “Director” means any person who is a member of the Board of Directors of the Corporation or any of its Subsidiaries.

2.12 “Employee” means any person who is an officer or full-time employee of the Corporation or any of its Subsidiaries and who receives from it regular compensation (other than pension, retirement allowance, retainer, or fee under contract). An Employee does not include independent contractors or temporary employees.

2.13 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.14 “Exercise Period” means the period during which a Stock Option may be exercised.

2.15 “Exercise Price” means the price for Shares at which a Stock Option may be exercised.

2.16 “Fair Market Value” of a share of Common Stock on a particular date shall be the closing price for a share of Common Stock as quoted on the National Association of Securities Dealers Automated Quotation System National Market (“Nasdaq-NMS”), or any other national securities exchange on which the Common Stock is listed (as reported by the Wall Street Journal or, if not reported thereby, any other authoritative source selected by the Committee), or if there is no trading on that date, on the next preceding date on which there were reported share prices. If the Common Stock is quoted on any other inter-dealer quotation system (but not quoted by Nasdaq-NMS or any national securities exchange), then the Fair Market Value per Common Stock on a particular date shall be the mean of the bid and asked prices for a share of Common Stock as reported in the Wall Street Journal or, if not

2

reported thereby, any other authoritative source selected by the Committee. If the Common Stock is not quoted by the Nasdaq-NMS or any other inter-dealer quotation system, and are not listed on any national securities exchange, then the “Fair Market Value” of a share of Common Stock shall be determined by the Committee pursuant to any reasonable method adopted by it in good faith for such purpose. In the case of an Incentive Stock Option, if the foregoing method of determining the fair market value is inconsistent with Section 422 of the Code, “Fair Market Value” shall be determined by the Committee in a manner consistent with the Code and shall mean the value as so determined.

2.17 “Incentive Stock Option” or “ISO” means any Stock Option awarded under this Plan intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

2.18 “Non-Employee Director” shall have the meaning as set forth in, and interpreted under, Rule 16b-3(b)(3) promulgated by the SEC under the Exchange Act, or any successor definition adopted by the SEC.

2.19 “Nonqualified Stock Option” means any Stock Option awarded under this Plan which is not an Incentive Stock Option.

2.20 “Participant” means each Employee or Director to whom an Award has been granted under this Plan.

2.21 “Person” shall mean an individual, partnership, corporation, limited liability company or partnership, trust, joint venture, unincorporated association, or other entity or association.

2.22 “Plan” means this Coast Financial Holdings, Inc. 2003 Stock Option Plan as defined in Section 1.1 hereof.

2.23 “SEC” means the Securities and Exchange Commission.

2.24 “Securities Act” means the Securities Act of 1933, as amended from time to time.

2.25 “Stock Option” means any Incentive Stock Option or Nonqualified Stock Option to purchase Common Stock that is awarded under this Plan.

2.26 “Stock Option Agreement” means the written agreement between the Corporation and a Participant implementing the grant of, and evidencing and reflecting the terms of, an Award.

2.27 “Subsidiary” or “Subsidiaries” means any corporation or corporations other than the Corporation organized under the laws of the United States or any other jurisdiction that the Board of Directors designates, in an unbroken chain of corporations beginning with the Corporation if each corporation other than the last corporation in the unbroken chain owns more than 50% of the total combined voting power of all classes of stock in one of the other corporation in such chain.

ARTICLE III

Administration of the Plan

3.1 The Committee. This Plan shall be administered by the Committee, subject to such terms and conditions as the Board may prescribe from time to time. Pursuant to applicable provisions of the Corporation’s Articles of Incorporation, as amended, and Bylaws, the Committee, which shall be appointed by the Board, shall consist of no fewer than three (3) members of the Board. Members of the

3

Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause), and appoint new members, fill vacancies however caused, and remove all members and thereafter directly administer the Plan.

3.2 Duties and Powers of the Committee. Subject to the express provisions of this Plan, the Committee shall have all the power and authority to, and shall be authorized to take any and all actions required, necessary, or desirable to administer the Plan. In addition to any other powers, subject to the provisions of the Plan, the Committee shall have the following powers:

(a) subject to Section 3.3 of this Plan, to select the Employees and Directors to whom Awards may from time to time be granted pursuant to this Plan;

(b) to determine all questions as to eligibility;

(c) to determine the number of shares of Common Stock to be covered by each Award granted under this Plan;

(d) subject to the limitations set forth in Section 4.1 of this Plan, to determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, or any combination thereof, are to be granted or awarded hereunder;

(e) to determine the terms and conditions (to the extent not inconsistent with this Plan) of any Award granted hereunder, all provisions of each Stock Option Agreement, which provisions need not be identical (including, but not limited to, the Exercise Price, the Exercise Period, any restriction or limitation, or any vesting schedule or acceleration thereof, regarding any Stock Option and the Common Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion);

(f) to determine whether, and to what extent, and under what circumstances grants of Stock Options under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other cash awards made by the Corporation outside of this Plan;

(g) to determine whether, and to what extent, and under what circumstances shares of Common Stock under this Plan shall be deferred either automatically or at the election of the Participant;

(h) to prescribe, amend, waive, or rescind rules or regulations relating to the Plan’s administration;

(i) to accelerate the vesting or Date of Exercise of any Stock Option, or to waive compliance by a holder of an Award of any obligation to be performed by such holder or the terms and conditions of an Award;

(j) to construe and interpret the provisions of the Plan or any Stock Option Agreement;

(k) to amend the terms of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to the Participant;

(l) require, whether or not provided for in the pertinent Stock Option Agreement, of any person exercising a Stock Option, at the time of such exercise or receipt, the making of any representations or agreements that the Board of Directors or Committee may deem necessary or advisable in order to comply with the securities laws of the United States or of any applicable jurisdiction;

4

(m) to delegate to an appropriate officer of the Corporation the authority to select Employees for Awards and to recommend to the Committee the components of the Award to each, including vesting requirements, subject in each case to final approval by the Committee of the selection of the Employee and the Award;

(n) to authorize any person to execute on behalf of the Corporation any instrument required to effectuate an Award or to take such other actions as may be necessary or appropriate with respect to the Corporation’s rights pursuant to Awards or agreements relating to the Awards or the exercise thereof; and

(o) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

3.3 Awards to Members of the Committee. Each Award granted to a Director or members of the Committee shall be approved by the entire Board of Directors (rather than just a committee thereof) and shall be evidenced by minutes of a meeting or the written consent of the Board of Directors and a Stock Option Agreement.

3.4 Decisions Final and Binding. All decisions, determinations, and actions taken by the Committee, and the interpretation and construction of any provision of the Plan or any Stock Option Agreement by the Committee shall be final, conclusive, and binding, unless otherwise determined by the Board.

3.5 Limitation on Liability. Notwithstanding anything herein to the contrary, except as otherwise provided under applicable Florida law, no member of the Board of Directors or of the Committee shall be liable for any good faith determination, act, or failure to act in connection with the Plan or any Award hereunder.

ARTICLE IV

Shares Subject to the Plan

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of Shares that may be issued under this Plan shall not exceed 405,000 Shares, which Shares shall be authorized but unissued Shares. Subject to Section 4.3, the maximum aggregate number of Shares which may be awarded and issued under the Plan to any one Participant shall be 100,000 shares of Common Stock. Stock Options awarded under the Plan may be either Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee. Except as provided in Section 4.2 of this Plan, Shares issued upon the exercise of an Award granted pursuant to the Plan shall not again be available for the grant of an Award hereunder.

4.2 Lapsed Awards. If any Award granted under this Plan shall terminate, expire, lapse, or be cancelled for any reason without having been exercised in full, any unissued Shares which had been subject to the Stock Option Agreement relating thereto shall again become available for the grant of an Award under this Plan.

5

4.3 Capital Adjustments.

(a) If by reason of a merger, consolidation, reorganization, recapitalization, combination of Shares, stock split, reverse stock split, stock dividend, separation (including a spin-off or split-off), or other such similar event, the number of outstanding Shares of the Corporation are increased, decreased, changed into, or been exchanged for a different number or kind of shares, or if additional shares or new and different shares are issued in respect of such Shares, the Committee in its sole discretion may adjust proportionately: (i) the aggregate maximum number of Shares available for issuance under the Plan, (ii) the number and class of Shares covered by outstanding Awards denominated in Shares or units of Shares, (iii) the Exercise Price and grant prices related to outstanding Awards, and (iv) the appropriate Fair Market Value and other price determinations for such Awards.

(b) In the event of any other change in corporate structure affecting the Common Stock or any distribution (other than normal cash dividends) to holders of shares of Common Stock, such adjustments in the number and kind of shares and the exercise, grant, or conversion prices of the affected Awards as may be deemed equitable by the Committee shall be made to give proper effect to such event.

(c) In the event of a corporate merger, consolidation, or acquisition of property or stock, separation (including spin-offs and split-offs), reorganization or liquidation, the Committee shall be authorized to cause the Corporation to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new Stock Options for previously issued stock options or an assumption of previously issued stock options. In such event, the aggregate maximum number of Shares available for issuance under Section 4.1 of the Plan will be increased to reflect such substitution or assumption.

(d) If any adjustment made pursuant to this Article IV would result in the possible issuance of fractional Shares under any then-outstanding Award, the Committee may adjust the outstanding Awards so as to eliminate fractional Shares.

(e) Any adjustment to be made with respect to Incentive Stock Options shall comply with Sections 422 and 424 of the Code.

ARTICLE V

Eligibility

Awards may be made to any Employee or Director, except that (a) only Employees (including Employees who also serve as Directors) may receive Incentive Stock Options, and (b) the grant of Awards to Directors must comply with Section 3.3. A Participant who has been granted an Award may be granted additional Awards; provided, however, that grants of Awards to individual Participants are subject to the limitations in Section 4.1.

ARTICLE VI

Stock Options

6.1 Stock Options. Each Stock Option granted under this Plan shall be either an Incentive Stock Option or a Nonqualified Stock Option.

6.2 Grant of Stock Options.

(a) Subject to the terms and provisions of this Plan, the Committee shall have the authority to grant to any Participant one or more Incentive Stock Options, Nonqualified Stock Options, or both kinds of Stock Options. Subject to Section 4.1 and Article V, the Committee has complete and sole

6

discretion in determining the number of Shares subject to Stock Options to be granted to a Participant; provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which a Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified under Section 422 of the Code and the rules and regulations promulgated thereunder. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time and manner of its exercise or otherwise), such Stock Options or portion thereof which does not qualify shall constitute a Nonqualified Stock Option. Stock Options granted at different times need not contain similar provisions.

(b) Non-Employee Directors may only be granted Stock Options under this Article VI which are Nonqualified Stock Options.

6.3 Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under this Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consents of the Participants affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

6.4 Stock Option Agreement. Each Stock Option granted under this Plan shall be evidenced by a Stock Option Agreement between the Corporation and the Participant in accordance with Section 6.2 that specifies the Exercise Price, the Exercise Period, the number of Shares to which the Stock Option pertains, method of exercise and the form of consideration payable therefor, any vesting requirements, any conditions imposed upon the exercise of the Stock Options in the event of retirement, death, disability, or other termination of service, and such other provisions and conditions, not inconsistent with this Plan, as the Committee may determine. Each Stock Option Agreement relating to a grant of Stock Options shall clearly specify whether the Stock Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Nonqualified Stock Option not intended to be within the provisions of Section 422 of the Code.

6.5 Exercise Price. The Exercise Price per Share purchasable under any Stock Option granted under this Plan shall be determined by the Committee at the Date of Grant, subject to the following limitations:

(a) The Exercise Price of a Stock Option shall not be less than (i) 100% of the Fair Market Value of the Common Stock on the Date of Grant, or (ii) in the case of any Participant who is granted an Incentive Stock Option who, at the time of such grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of its parent corporation or Subsidiaries, the Exercise Price of the Incentive Stock Option shall not be less than 110% of the of the Fair Market Value of the Common Stock on the Date of Grant.

(b) In no event shall the Exercise Price of any Stock Option be less than the par value of the Common Stock.

6.6 Exercise Period. The Exercise Period of each Stock Option granted shall be fixed by the Committee and shall be specified in the Stock Option Agreement; provided, however, that no Stock Option shall be exercisable later than ten years after the Award Date, and no Incentive Stock Option which is granted to any optionee who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of its parent corporation or Subsidiaries, shall be exercisable after the expiration of five years from the Award Date.

7

6.7 Exercise of Stock Options. Stock Options granted under the Plan shall be exercisable at such time or times and be subject to such terms and conditions as shall be set forth in the Stock Option Agreement (as may determined by the Committee at the time of such grant), which need not be the same for all Participants. Such terms and conditions may include performance criteria with respect to the Corporation or the Participant, and as shall be permissible under the other terms of the Plan. No Stock Option, however, shall be exercisable until the expiration of the vesting period, if any, set forth in the Stock Option Agreement, except to the extent such vesting period is accelerated pursuant to Article VII of this Plan. To the extent that no vesting conditions are stated in the Stock Option Agreement, the Stock Options represented thereby shall be fully vested at the Date of Grant.

6.8 Method of Exercise.

Subject to the provisions of the Stock Option Agreement, Stock Options may be exercised in whole at any time, or in part from time to time with respect to whole Shares only, during the Exercise Period by the delivery to the Corporation of a written notice of intent to exercise the Stock Option, in such form as the Committee may prescribe, setting forth the number of Shares with respect to which the Stock Option is to be exercised. Upon the exercise of a Stock Option, the Exercise Price, which shall accompany the written notice of exercise, shall become immediately due and payable to the Corporation in full (along with the taxes described in the last sentence of this Section 6.8) by the Participant who shall deliver cash or a check (acceptable to the Committee in accordance with guidelines established for this purpose) in satisfaction of all of the Exercise Price. In addition to and at the time of payment of the Exercise Price, the Participant shall pay to the Corporation in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of the Participant resulting from the exercise.

6.9 Transfer Restrictions. Neither the Stock Options granted under the Plan nor any rights or interest in such Stock Options may be sold, pledged, hypothecated, assigned, or otherwise disposed of or transferred by such Participant, other than by will or by the laws of descent and distribution. Except as permitted by the Committee, during the lifetime of Participant to whom a Stock Option is granted, the Stock Options shall be exercisable only by him or her or, in the event of the Participant’s permanent and total disability as determined by the Committee in accordance with applicable Corporation policies, by his or her legal representative.

6.10 Termination of Stock Options. Subject to the applicable provisions of the Stock Option Agreement and this Article VI, upon termination of a Participant’s employment with the Corporation for any reason, all stock options shall vest or expire in accordance with the terms and conditions established by the Committee at or after grant. Unless otherwise provided in the Stock Option Agreement.

(a) Termination by Death. If a Participant’s employment or service with the Corporation or its Subsidiaries terminates by reason of death, then for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the end of the Exercise Period of such Stock Option, whichever period is shorter, the Award may be exercised by the legal representative of the estate or by a person who acquires the right to exercise such Stock Option by bequest or inheritance, subject to the limitations of Section 6.11 with respect to Incentive Stock Options, to the extent that such Participant was entitled to exercise the Award at the date of such death.

(b) Termination by Disability. If a Participant’s employment or service with the Corporation or its Subsidiaries terminates by reason of permanent and total disability, as determined by the Committee in accordance with applicable Corporation personnel policies, then for a period of one year

8

(or such other period as the Committee may specify at grant) from the date of such termination of employment or service, or until the end of the Exercise Period of such Stock Option, whichever is shorter, the Award may be exercised by the Participant, or his or her legal representative, subject to the limitations of Section 6.11 with respect to Incentive Stock Options, to the extent that such Participant was entitled to exercise the Award at the date of such termination; provided, however, that, if the Participant dies within such one year period (or such other period as the Committee may specify at grant), then for a period of one year from the date of death or until the end of the Exercise Period of such Stock Option, whichever period is shorter, any unexercised Stock Options held by such Participant shall thereafter be exercisable to the extent to which they were exercisable at the time of such termination due to disability. In the event of termination of employment by reason of permanent and total disability, as determined by the Committee in accordance with applicable Corporation personnel policies, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code (currently one year from such termination), such Stock Option will thereafter be treated as a Nonqualified Stock Option.

(c) Termination by Retirement. If a Participant’s employment or service with the Corporation or its Subsidiaries terminates by reason of normal or late retirement under any retirement plan of the Corporation or its Subsidiaries or, with the consent of Committee, then for a period of three months (or such other period as the Committee may specify at grant) from the date of such termination of employment or service, or until the end of the Exercise Period of such Stock Option, whichever is shorter, the Award may be exercised by the Participant, or his or her legal representative, subject to the limitations of Section 6.11 with respect to Incentive Stock Options, to the extent that such Participant was entitled to exercise the Award at the date of such termination; provided, however, that, if the Participant dies within such three month period, then for a period of one year from the date of death or until the end of the Exercise Period of such Stock Option, whichever period is shorter, any unexercised Stock Options held by such Participant shall thereafter be exercisable to the extent to which they were exercisable at the time of such retirement. In the event of termination of employment by reason of retirement pursuant to any retirement plan of the Corporation or its Subsidiaries or with the consent of the Committee, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code (currently three months from such termination), such Stock Option will thereafter be treated as a Nonqualified Stock Option.

(d) Other Termination of Employee. Unless otherwise determined by the Committee at or after grant and except as provided in Section 7.1 hereof, if a Participant’s employment by the Corporation terminates for any reason other than death, disability, or retirement covered by Sections 6.10 (a), (b), or (c) of this Plan: (i) any Stock Options that were not exercisable at the date of such termination (which date shall be determined by the Committee in its sole discretion) will expire automatically, and (ii) any Stock Options exercisable on the date of termination will remain exercisable only for the lesser of three months or the balance of such Exercise Period of such Stock Option; provided, however, that the Participant was not involuntarily terminated by the Corporation for Cause. If the Participant dies within such three month period (or such other period as the Committee may specify at grant), then for a period of one year from the date of death or until the end of the Exercise Period of such Stock Option, whichever period is shorter, any unexercised Stock Options held by such Participant shall thereafter be exercisable to the extent to which they were exercisable at the time of such termination. Notwithstanding any other provision of this Plan except for Section 7.1 hereof, upon termination of a Participant’s employment with the Corporation or any of its Subsidiaries for Cause, all of the Participant’s unexercised Stock Options will terminate immediately upon the date of such termination (which date shall be determined by the Committee in its sole discretion) and the Participant shall forfeit all Shares for which the Corporation has not yet delivered share certificates to the Participant. In such event, the Corporation shall refund to the Participant the Exercise Price paid to it, if any, in the same form

9

as it was paid (or in cash at the Corporation’s discretion). The Corporation may withhold delivery of share certificates pending resolution of any inquiry that could lead to a finding that a termination of a Participant’s employment was for Cause.

(e) Non-Employee Director Resignation or Termination of Service. Except as covered by Sections 6.10(a), (b), or (c) of this Plan, if a Participant serving as a Non-Employee Director terminates his or her service by resigning from the Board of Directors or by failing to run for election to an additional term as a Director after being offered nomination for an additional term by a nominating or similar committee of the Board of Directors (or in lieu of such committee, by the entire Board of Directors), then (i) any Stock Options that were not exercisable at the date of such termination of service will expire automatically, and (ii) any exercisable Stock Options as of such date held by the Participant may thereafter be exercised by the Participant for a period of three months from the date of such resignation or, in the case of a failure to run for election to an additional term, from (A) the date of such stockholder meeting at which such election of Directors takes place, or (B) until the end of the Exercise Period, whichever is shorter (or such other period as the Committee may specify at grant). If a Participant serving as a Non-Employee Director does not resign and is not offered nomination for an additional term, all Stock Options held by such Participant shall immediately vest on the date that the Participant’s service as a Director of the Corporation terminates and such Stock Options shall be exercisable until the end of the Exercise Period for such Stock Options. Notwithstanding any other provision of this Plan, upon removal of a Director by shareholders of the Corporation for cause under applicable state law, all of the Participant’s unexercised Stock Options will terminate immediately upon the date of such termination (which date shall be determined by the Committee in its sole discretion) and the Participant shall forfeit all Shares for which the Corporation has not yet delivered share certificates to the Participant. In such event, the Corporation shall refund to the Participant the Exercise Price paid to it, if any, in the same form as it was paid (or in cash at the Corporation’s discretion).

6.11 Incentive Stock Option Limitations.

(a) To the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and/or any other stock option plan of the Corporation or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) exceeds $100,000, such Stock Options shall be treated as Stock Options which are not Incentive Stock Options.

(b) To the extent (if any) permitted under Section 422 of the Code, or the applicable rules and regulations promulgated thereunder or any applicable Internal Revenue Service pronouncement, if (i) a Participant’s employment with the Corporation or any Subsidiary is terminated by reason of death, disability, or retirement covered by Section 6.10(a), (b), or (c) of this Plan, and (ii) the portion of the Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Sections 6.10(a), (b), or (c), applied without regard to the $100,000 limitation currently contained in Section 422(d) of the Code, is greater than the portion of the Stock Option that is immediately exercisable as an “incentive stock option” during such post-termination period under Section 422 of the Code, such excess shall be treated as a Nonqualified Stock Option.

(c) In the event that the application of any of the provisions of Section 6.11 (a) or (b) of this Plan is not necessary in order for Stock Options to qualify as Incentive Stock Options, or should additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Corporation.

10

6.12 Buy-Out and Settlement Provisions. The Committee may at any time offer to buy-out a Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

6.13 No Rights as Stockholder. No Participant or transferee of a Stock Option shall have any rights as a stockholder of the Corporation with respect to any Shares subject to a Stock Option (including without limitation, rights to receive dividends, vote, or receive notice of meetings) prior to the purchase of such Shares by the exercise of such Stock Option as provided in this Plan. A Stock Option shall be deemed to be exercised and the Common Stock thereunder purchased when written notice of exercise has been delivered to the Corporation in accordance with Section 6.8 of the Plan and the full Exercise Price for the Shares with respect to which the Stock Options is exercised has been received by the Corporation, accompanied with any agreements required by the terms of the Plan and the applicable Stock Option Agreement; provided, however, that if the Participant has been terminated for Cause, only those shares of Common Stock for which a certificate has been delivered to the Participant by the Corporation will be deemed to be purchased by such Participant. Full payment may consist only of such consideration and method of payment allowable under this Article VI of the Plan. No adjustment will be made for a cash dividend or other rights for which the record date precedes the Date of Exercise, except as provided in Section 4.3 of the Plan.

6.14 Sale of Common Stock Upon Exercise of Stock Option. Unless the Committee provides otherwise in the Stock Option Agreement, Common Stock acquired pursuant to the exercise of Stock Option shall not be subject to any restrictions on transferability under this Plan, except as provided in Section 11.1 of this Plan. With respect to Common Stock acquired pursuant to the exercise of an Incentive Stock Option, a transfer or other disposition of such Common Stock by a Participant (other than by will or the laws of descent and distribution) may not qualify for favorable tax treatment under Section 421(a) of the Code if such transfer or other disposition shall occur before the expiration of the later of (i) the two year period commencing on the Date of Grant of the ISO, or (ii) the one year period commencing on the Date of Exercise of the ISO.

ARTICLE VII

Change of Control

7.1 Acceleration of Options.

(a) In the event of a Change of Control of the Corporation, (i) each Stock Option then outstanding under the Plan shall be fully exercisable, regardless of any unsatisfied vesting requirements established under the terms of the pertinent Stock Option Agreements, and remain so for the duration of the Stock Option as specified in the Stock Option Agreement, and (ii) all conditions or restrictions related to an Award shall be accelerated or released; all in a manner, in the case of persons subject to Section 16(b) of the Exchange Act, as to conform with the provisions of Rule 16b-3 thereunder.

(b) Awards that remain outstanding after a Change of Control shall not be terminated as a result of a termination of service covered by Section 6.10, and shall continue to be exercisable until the end of the Exercise Period in accordance with their original terms, except in the case of (i) a Participant’s death in which case termination shall occur within one year from the date of death, or (ii) a Participant’s termination for Cause in which case the unexercised Stock Option shall terminate as set forth in Section 6.10(d).

(c) Notwithstanding the foregoing, if any right granted pursuant to this Section 7.1 would make a Change of Control transaction ineligible for pooling of interests accounting treatment under

11

applicable accounting principles that, but for this Section 7.1, would have been available for such accounting treatment, then the Committee shall have the authority to substitute stock for cash which would otherwise be payable pursuant to this Section 7.1 having a Fair Market Value equal to such cash.

7.2 Definition of Change of Control. For purposes of this Plan, a “Change of Control” is deemed to have occurred if:

(a) any individual, entity, or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act) other than James K. Toomey, his immediate family members (which shall include Mr. Toomey’s wife, children, and parents of each of Mr. Toomey and his wife), or any of their respective affiliates (“Toomey Affiliates”), is or becomes, directly or indirectly, the “beneficial owner” (as defined by Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the combined voting power of the then outstanding securities of the Corporation entitled to vote generally in the election of Directors (“Voting Securities”); provided, however, that any acquisition by the following will not constitute a Change of Control:

(i)	the Corporation or any of its Subsidiaries,

(ii)	any of the Toomey Affiliates,

(iii)	any employee benefit plan (or related trust) of the Corporation or its Subsidiaries, or

(iv)	any corporation, bank, or other financial institution with respect to which, following such acquisition, more than 50% of the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned by the Persons who were the beneficial owners of the Voting Securities immediately prior to such acquisition in substantially the same proportion as their ownership immediately prior to such acquisition of the Voting Securities; or

(b) (i) a tender offer or an exchange offer is made to acquire securities of the Corporation whereby following such offer the offerees will hold, control, or otherwise have the direct or indirect power to exercise voting control over 50% or more of the Voting Securities, or (ii) Voting Securities are first purchased pursuant to any other tender or exchange offer.

(c) as a result of a tender offer or exchange offer for the purchase of securities of the Corporation (other than such an offer by the Corporation for its own securities), or as a result of a proxy contest, merger, consolidation, or sale of assets, or as a result of a combination of the foregoing, during any period of two consecutive years, individuals who, at the beginning of such period constitute the Board, plus any new Directors of the Corporation whose election or nomination for election by the Corporation’s stockholders was or is approved by a vote of at least two-thirds of the Directors of the Corporation then still in office who either were Directors of the Corporation at the beginning of such two year period or whose election or nomination for election was previously so approved (but excluding for this purpose, any individual whose initial assumption of office was or is in connection with the actual or threatened election contest relating to the election of Directors of the Corporation (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act)), cease for any reason during such two year period to constitute at least two-thirds of the members of the Board; or

12

(d) the stockholders of the Corporation approve a reorganization, merger, consolidation, or other combination, with or into any other corporation or entity regardless of which entity is the survivor, other than a reorganization, merger, consolidation, or other combination, which would result in the Voting Securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into Voting Securities of the surviving entity) at least 60% of the combined voting power of the Voting Securities or of the voting securities of the surviving entity outstanding immediately after such reorganization, merger, consolidation; or other combination; or

(e) the stockholders of the Corporation approve a plan of liquidation or winding-up of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets, or any distribution to security holders of assets of the Corporation having a value equal to 30% or more of the total value of all assets of the Corporation.

7.3 Occurrence of a Change of Control. A Change of Control will be deemed to have occurred:

(a) with respect to any acquisition referred to in Section 7.2(a) above, the date on which the acquisition of such percentage shall have been completed;

(b) with respect to a tender or exchange offer, the date the offer referred to in Section 7.2(b)(i) above is made public or when documents are filed with the SEC in connection therewith pursuant to Section 14(d) of the Exchange Act, or the date of the purchase referenced in Section 7.2(b)(ii);

(c) with respect to a change in the composition of the Board of Directors referred to in Section 7.2(c), the date on which such change is adopted or is otherwise effective, whichever first occurs; or

(d) with respect to any stockholder approval referred to in Section 7.2(d) or (e), the date of any approval.

7.4 Application of this Article VII. The provisions of this Article VII shall apply to successive events that may occur from time to time but shall only apply to a particular event if it occurs prior to the expiration of this Plan and each Award issued pursuant to this Plan.

ARTICLE VIII

Amendment, Modification, or Termination of Plan

Insofar as permitted by applicable law, the Board, by resolution, shall have the power at any time, and from time to time, to amend, modify, suspend, terminate or discontinue the Plan or any part thereof including any amendment deemed necessary to ensure that the Corporation may comply with any regulatory requirements referred to in Article XI). The Board is specifically authorized to amend the Plan and take such other action as it deems necessary or appropriate to comply with Section 162(m) of the Code and the rules and regulations promulgated thereunder. Such amendment or modification may be without stockholder approval except to the extent that such approval is required by the Code, or pursuant to the rules and regulations under the Section 16 of the Exchange Act, if then applicable, by any national securities exchange or inter-dealer quotation system on which the Shares are then listed, quoted, or reported, by any regulatory authority or board having jurisdiction with respect thereto, or under any applicable laws, rules, or regulations. Notwithstanding the provisions of this Article VIII, no termination, amendment, or modification of the Plan, other than those pursuant to Article IV hereof, shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant so affected.

13

ARTICLE IX

Modification, Extension, and Renewal of Stock Options and Awards

Subject to the terms and conditions, and within the limitations, of the Plan, the Committee may modify, extend, or renew outstanding Stock Options, prospectively or retroactively, or accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) granted under the Plan or any other plan of the Corporation or a Subsidiary, and authorize the granting of new Stock Options pursuant to the Plan in substitution therefor (to the extent not theretofore exercised), and the substituted Stock Options may specify a lower exercise price or a longer term than the surrendered Stock Options or have any other provisions that are authorized by the Plan. Notwithstanding the foregoing provisions of this Article IX, (a) no amendment or modification of an Award which adversely affects the Participant shall not be made without the consent of the affected Participant, and (b) no Incentive Stock Option may be modified, amended, extended, or reissued if such action would cause it to cease to be an “Incentive Stock Option” within the meaning of Section 422 of the Code, unless the Participant specifically acknowledges and consents to the tax consequences of such action.

ARTICLE X

Indemnification of the Committee

In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall not be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with their administration of and responsibilities with respect to the Plan, and the Corporation hereby agrees to indemnify the members of the Committee against any claim, loss, damage, or reasonable expense, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Corporation and its Subsidiaries.

ARTICLE XI

General Provisions

11.1 Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of a Stock Option unless the exercise of such Stock Option and the issuance and delivery of such Shares pursuant thereto shall comply with, and be subject to the procurement of all approvals, permits, authorizations, and orders required under, all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange or inter-dealer quotation system upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance. The Committee may require each person purchasing or otherwise acquiring Shares pursuant to a Stock Option under the Plan to represent to and agree with the Corporation in writing to the effect that the Participant: (a) is acquiring the Shares for his or her own personal account, for investment purposes only, and not with an intent or a view to distribution within the meaning of Section 2(11) of the Securities Act (unless such shares have been issued to the Participant pursuant to a registration statement declared effective by the SEC), and (b) will not sell, assign, pledge, hypothecate, or otherwise dispose of

14

or transfer the Shares to be issued upon exercise of such Stock Option except as permitted by this Plan and except in compliance with the Securities Act and the securities laws of all other applicable jurisdictions, as supported by an opinion of counsel if so requested by the Committee. As a further condition to the issuance of such Shares, the Participant shall provide any other representation, warranty, or covenant as the Committee or its counsel deems necessary under the Securities Act and the securities laws of all other applicable jurisdictions. In addition to any legend required by this Plan, the certificates for the Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

11.2 Reservation of Shares. The Corporation shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The Corporation shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Corporation to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Corporation’s counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Corporation to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Corporation of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

11.3 Limitation on Legal Rights. The establishment of the Plan shall not confer upon any Employee or Director any legal or equitable right against the Corporation, except as expressly provided in the Plan.

11.4 Not a Contract of Employment. This Plan is purely voluntary on the part of the Corporation, and the continuation of the Plan shall not be deemed to constitute a contract between the Corporation and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Participation in the Plan shall not give any Employee or Director any right to be retained in the service of the Corporation or any of its Subsidiaries, nor shall anything in this Plan affect the right of the Corporation or any of its Subsidiaries to terminate any such Employee with or without cause.

11.5 Other Compensation Plans. The adoption of the Plan shall not affect any other Stock Option or incentive or other compensation plans in effect for the Corporation or any of its Subsidiaries, nor shall the Plan preclude the Corporation or any Subsidiary from establishing any other forms of incentive or other compensation plan or arrangements for Employees or Directors of the Corporation or any of its Subsidiaries.

11.6 Assumption by the Corporation. The Corporation or its Subsidiaries may assume options, warrants, or rights to purchase shares issued or granted by other companies whose shares or assets shall be acquired by the Corporation or its Subsidiaries or which shall be merged into or consolidated with the Corporation or its Subsidiaries. The adoption of this Plan shall not be taken to impose any limitations on the powers of the Corporation or its Subsidiaries or affiliates to issue, grant, or assume options, warrants, rights, or restricted shares, otherwise than under this Plan, or to adopt other Stock Option or restricted share plans or to impose any requirements of shareholder approval upon the same.

11.7 Creditors. The interests of any Participant under this Plan is not subject to the claims of creditors and may not, in any way, be assigned, alienated, or encumbered.

15

11.8 Plan Binding on Successors. All obligations of the Corporation under this Plan and any Awards granted hereunder shall be binding upon any successor and assign of the Corporation, whether the existence of such successor or assign is a result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Corporation.

11.9 Unfunded Status of Plan. This Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Corporation, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Corporation.

11.10 Tax Withholding. The Corporation shall have the power and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment under or as a result of this Plan.

11.11 Singular, Plural; Gender. Whenever used in this Plan, nouns in the singular shall include the plural, and vice versa, and the masculine pronoun shall include the feminine gender.

11.12 Headings. Headings to the Sections and subsections are included for convenience and reference and do not constitute part of the Plan.

11.13 Costs. The Corporation shall bear all expenses incurred in administrating this Plan, including original issue, transfer, and documentary stamp taxes, and other expenses of issuing the Shares pursuant to Awards granted hereunder.

11.14 Governing Law. This Plan and the actions taken in connection herewith shall be governed, construed, and administered in accordance with the laws of the State of Florida regardless of the law that might otherwise govern under applicable Florida principles of conflicts of laws.

ARTICLE XII

Effectiveness of the Plan

This Plan shall become effective on the date that it is adopted by the Board of Directors. Following adoption of the Plan by the Board of Directors, the Committee may make awards hereunder prior to the stockholders of the Corporation approving the Plan; provided, however, that any and all Stock Options awarded automatically shall be converted into Nonqualified Stock Options if the Plan is not approved by such stockholders within 365 days of its adoption.

ARTICLE XIII

Term of the Plan

Unless sooner terminated by the Board pursuant to Article VIII hereof, this Plan shall terminate ten (10) years from its effective date and no Awards may be granted after termination, but Awards granted prior to such termination may extend beyond that date. The Board of Directors may terminate this Plan at any time. The termination shall not affect the validity of any Stock Option outstanding on the date of termination.

16

The Plan was originally approved and adopted by the Board of Directors and the sole stockholder on December 11, 2002 (the effective date of the Plan). The Plan as amended and restated was approved as set forth below:

Date Amended and Restated Plan Approved by Board of Directors: September 3, 2003

/s/ Brian F. Grimes
Secretary Certification

Date Amended and Restated Plan Approved by the Stockholders:                             , 2004

Secretary Certification

17

COAST FINANCIAL HOLDINGS, INC.

Annual Meeting of Shareholders, May 18, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Coast Financial Holdings, Inc., a Florida corporation, does hereby appoint James K. Toomey and Brian P. Peters, and each of them, as due and lawful attorneys-in-fact (each of whom shall have full power of substitution), to represent and vote as designated below all of the shares of Common Stock of Coast Financial Holdings, Inc. (the “Company”) that the undersigned held of record at the close of business on March 19, 2004, at the Annual Meeting of Shareholders of the Company to be held at the Manatee Convention Center located at One Haben Boulevard, Palmetto, Florida 34221 on May 18, 2004, at 10:00 a.m. local time, or any adjournment thereof, on the following matters, and on such other business as may properly come before the meeting:

1.	ELECTION OF DIRECTORS

Nominees: James K. Toomey, Joseph Gigliotti, Kennedy Legler, III, Paul G. Nobbs, Thomas M. O’Brien, Brian P. Peters, John R. Reinemeyer, Michael T. Ruffino.

☐	FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE

(Instructions: to withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2.	APPROVAL AND RATIFICATION OF THE PLAN AMENDMENTS. Proposal to approve and ratify the amendments to the Coast Financial Holdings, Inc. 2003 Stock Option Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	In their discretion, on such other business as may properly come before the meeting (the Board of Directors is not aware of any matter other than the above proposals which are to be presented for action at the Annual Meeting).

Each of the above proposals are described in greater detail in the accompanying Proxy Statement dated April 1, 2004, which is incorporated herein by reference.

(Please Sign and Date on Reverse Side)

(Continued from Other Side)

PLEASE SIGN AND RETURN PROMPTLY.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND FOR THE APPROVAL AND RATIFICATION OF THE PLAN AMENDMENTS.

PLEASE ENTER THE NUMBER OF SHARES OF COMMON STOCK OF COAST FINANCIAL HOLDINGS, INC. YOU OWN:

(Please sign, date, and return this proxy form exactly as your name or names appear below whether or not you plan to attend the meeting.)

☐ I plan to attend the Annual Meeting.
☐ I do not plan to attend the Annual Meeting.

Date: , 2004

Signature(s):
Title or Authority (if applicable)

Please sign your name here exactly as it appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other similar capacity, so indicate. If the owner is a corporation, an authorized officer should sign for the corporation and state his or her title. If shares are held in more than one capacity, this Proxy shall be deemed valid for all shares held in all capacities.